                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12


                    SOUTH TEXAS DRILLING & EXPLORATION, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
        (5) Total fee paid:

            --------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid:

            --------------------------------------------------------------------
        (2) Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
        (3) Filing Party:

            --------------------------------------------------------------------
        (4) Date Filed:

            --------------------------------------------------------------------

                 [SOUTH TEXAS DRILLING & EXPLORATION, INC. LOGO]




                                                                   July 20, 2001


Dear Shareholder:

         On behalf of the Board of Directors, we invite you to attend the 2001 Annual Meeting of Shareholders of South Texas Drilling & Exploration, Inc. We will hold the meeting at 10:00 a.m., Central Time, on Friday, August 17, 2001, at the Petroleum Club of San Antonio, 7th Floor Energy Plaza, 8620 N. New Braunfels Street, San Antonio, Texas.

         On the following pages you will find the Notice of Annual Meeting of Shareholders and Proxy Statement giving information concerning the matters to be acted on at the meeting. Our Annual Report to Shareholders describing South Texas Drilling's operations during the year ended March 31, 2001 is enclosed.

         We hope you will be able to attend the meeting in person. Whether or not you plan to attend, please take the time to vote by completing and returning your proxy card in the enclosed envelope before the meeting. If you attend the meeting, you may, if you wish, revoke your proxy and vote in person.

         Thank you for your interest in South Texas Drilling.

                                            Sincerely,



                                            Michael E. Little
                                            Chairman and Chief Executive Officer

                    SOUTH TEXAS DRILLING & EXPLORATION, INC.
                             9310 BROADWAY, BLDG. I
                            SAN ANTONIO, TEXAS 78217

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD FRIDAY, AUGUST 17, 2001

To the Shareholders of South Texas Drilling & Exploration, Inc.:

         The Annual Meeting of Shareholders of South Texas Drilling & Exploration, Inc. will be held on Friday, August 17, 2001, at 10:00 a.m. local time at the Petroleum Club of San Antonio, 7th Floor Energy Plaza, 8620 N. New Braunfels Street, San Antonio, Texas. At the meeting, we will ask you to consider and take action on the following:

         (1) election of six directors as members of the Board of Directors of South Texas Drilling to serve until their successors have been duly elected and qualified (Proposal 1);

         (2) amendment and restatement of ARTICLE ONE of our articles of incorporation to change our name to "Pioneer Drilling Company" (Proposal 2);

         (3) amendment and restatement of ARTICLE FOUR of our articles of incorporation to (1) increase the number of authorized shares of our common stock from 30,000,000 to 100,000,000 shares, (2) increase the number of authorized shares of our preferred stock from 1,000,000 to 10,000,000 shares and (3) amend the provisions authorizing our Board of Directors to establish series of unissued shares of our preferred stock by fixing and determining the designations, preferences, limitations and relative rights, including voting rights, of the shares of any series so established to the fullest extent provided for in the Texas Business Corporation Act (Proposal 3);

         (4) amendment and restatement of Sections 1 and 3 of ARTICLE SEVEN of our articles of incorporation to change the structure of our Board of Directors to a classified board divided into three classes with staggered terms of office and to provide that members of our Board of Directors may not be removed except for cause (Proposal 4);

         (5) amendment of our articles of incorporation by adding a new ARTICLE TWELVE that would increase the minimum percentage of the outstanding shares of our capital stock necessary to call a special meeting of our shareholders from 10% to 50% (Proposal 5);

         (6) amendment and restatement of ARTICLE EIGHT of our articles of incorporation to delete its specific indemnification requirements with respect to our directors, officers and employees (Proposal
               6);

         (7) amendment and restatement of ARTICLE NINE of our articles of incorporation to make its provisions relating to contracts or transactions we may enter into with our directors or officers consistent with the provisions of Article 2.35-1 of the Texas Business Corporation Act (Proposal 7);

         (8) amendment and restatement of ARTICLE ELEVEN of our articles of incorporation to conform its limitation on a director's liability to the provisions of Article 1302-7.06 of the Texas Miscellaneous Corporation Laws Act (Proposal 8);

         (9) ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2002 (Proposal 9); and

         (10) transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

         We are sending this notice and the attached proxy statement to our shareholders on or about July 20, 2001. Our Board of Directors has set the close of business on June 21, 2001 as the record date for determining shareholders entitled to receive notice and vote at the Annual Meeting. A list of all shareholders entitled to vote is available for inspection during normal business hours at our principal offices at 9310 Broadway, Bldg. I, San Antonio, Texas 78217. This list will also be available at the meeting.


         Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement. Further, to be sure your vote counts and to assure a quorum, please vote, sign, date and return the enclosed proxy card whether or not you plan to attend the meeting.

                                         By Order of the Board of Directors,



                                         William D. Hibbetts
                                         Secretary



San Antonio, Texas
July 20, 2001

                    SOUTH TEXAS DRILLING & EXPLORATION, INC.

                                 PROXY STATEMENT
                     FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                           QUESTIONS AND ANSWERS ABOUT
                             THE MEETING AND VOTING

Q:      WHAT AM I BEING ASKED TO VOTE ON?
A:      We are asking you to vote on the following:
        o the election of six directors as members of the Board of Directors of South Texas Drilling to serve until their successors have been duly elected and qualified;

        o the amendment of ARTICLE ONE of our articles of incorporation to change our name to "Pioneer Drilling Company";

        o    the amendment of ARTICLE FOUR of our articles of incorporation to
             (i) increase the number of authorized shares of our common stock from 30,000,000 to 100,000,000 shares, (ii) increase the number of authorized shares of our preferred stock from 1,000,000 to 10,000,000 shares and (iii) amend the provisions authorizing our Board of Directors to establish series of unissued shares of our preferred stock by fixing and determining the designations, preferences, limitations and relative rights, including voting rights, of the shares of any series so established to the fullest extent provided for in the Texas Business Corporation Act;

        o the amendment and restatement of Sections 1 and 3 of ARTICLE SEVEN of our articles of incorporation to change the structure of our Board of Directors to a classified board divided into three classes with staggered terms of office and to provide that members of our Board of Directors may not be removed except for cause;

        o the amendment of our articles of incorporation by adding a new ARTICLE TWELVE that would increase the minimum percentage of the outstanding shares of our capital stock necessary to call a special meeting of our shareholders from 10% to 50%;

        o the amendment and restatement of ARTICLE EIGHT of our articles of incorporation to delete its specific indemnification requirements with respect to our directors, officers and employees;

        o the amendment and restatement of ARTICLE NINE of our articles of incorporation to make its provisions relating to contracts or transactions we may enter into with our directors or officers consistent with the provisions of Article 2.35-1 of the Texas Business Corporation Act;

        o the amendment and restatement of ARTICLE ELEVEN of our articles of incorporation to conform its limitation on a director's liability to the provisions of Article 1302-7.06 of the Texas Miscellaneous Corporation Laws Act;

        o the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2002; and

        o the transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

Q:      WHO MAY VOTE?
A: All shareholders of record as of the close of business on June 21, 2001, the record date, are entitled to vote. Holders of our common stock are entitled to one vote per share, and holders of our Series B preferred stock are entitled to six and one-half votes per share. As of June 21, 2001, 14,695,921 shares of our common stock were outstanding and 184,615 shares of our Series B preferred stock were outstanding.

Q:      WHO MAY ATTEND THE MEETING?
A: All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.

Q:      HOW DO I VOTE?
A:      You may vote in two ways:
        o    you may come to the Annual Meeting and cast your vote in person; or

        o you may vote by completing, signing and returning the enclosed proxy card. If you do, the persons named on the card will vote your shares in the manner you indicate.

Q:      WHO IS SOLICITING MY PROXY?
A: South Texas Drilling is soliciting your proxy on behalf of its Board of Directors.

Q: WHAT HAPPENS IF I DO NOT INDICATE HOW I WISH TO VOTE ON ONE OR MORE OF THE PROPOSALS?
A: If you return your signed proxy card, but do not indicate how you wish to vote, the persons named as proxies will vote your shares FOR election of all the nominees for director (Proposal 1); FOR each of the proposed amendments to our articles of incorporation (Proposals 2 through 8); and FOR ratification of the appointment of KPMG LLP as our independent auditors for the year ending March 31, 2002 (Proposal 9). We are unaware of any other matters that may come before the Annual Meeting. If they do, the proxy holders will vote the proxies in their best judgment.

Q:      WHAT IF I VOTE BY PROXY AND THEN CHANGE MY MIND?
A:      You can revoke your proxy at any time before the Annual Meeting by:
        o writing to South Texas Drilling's Secretary at the mailing address in the answer to the last question on the next page;

        o delivering a properly executed proxy dated after the date of the proxy you want to revoke; or

        o    attending the Annual Meeting and casting your vote in person.


Q: WHEN DID SOUTH TEXAS DRILLING FIRST DISTRIBUTE THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY TO SHAREHOLDERS?
A: We first distributed this proxy statement and the accompanying form of proxy to our shareholders on or about July 20, 2001.


Q:      WHAT CONSTITUTES A QUORUM?
A: The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares entitled to vote at the meeting constitutes a quorum. We need a quorum of shareholders to hold a valid Annual Meeting. If you have properly signed and returned your proxy card, you will be considered part of the quorum.

        We will count abstentions and broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card, but not on others because the broker does not have the authority to do so. If a quorum is not present, a majority in interest of those present or represented at the Annual Meeting may adjourn the meeting, without notice other than an announcement at the meeting, until a quorum is present or represented.

Q: WHAT VOTE IS REQUIRED FOR THE PASSAGE OF EACH OF THE PROPOSALS UP FOR CONSIDERATION AT THE ANNUAL MEETING?
A: Directors are elected by a plurality of the votes cast at the meeting by the holders of common stock and Series B preferred stock. Amending our articles of incorporation for Proposals 2, 4, 5, 6, 7 and 8 requires the affirmative vote of at least (1) two-thirds of the votes entitled to be cast by the holders of our Series B preferred stock, voting as a separate class, and (2) two-thirds of the votes entitled to be cast by the holders of our common stock and Series B preferred stock, voting together. Amending our articles of incorporation for Proposal 3 to increase our authorized shares of common stock and to authorize our Board of Directors to issue series of preferred stock in accordance with
        Article 2.13 of the Texas Business Corporation Act requires the affirmative vote of at least (1) two-thirds of the votes entitled to be cast by the holders of our common stock and (2) two-thirds of the votes entitled to be cast by the holders of our Series B preferred stock, each voting as a separate class. Ratification of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2002 requires the affirmative vote of a majority of the votes entitled to be cast by the holders of shares of common stock and the affirmative vote of a majority of the votes entitled to be cast by the holders of shares of Series B preferred stock, in each case that voted for or against or expressly abstained from voting. Abstentions and broker non-votes will have no effect on the vote for directors and will have the effect of votes against the amendments to our articles of incorporation. An abstention will have the effect of a vote against the ratification of the appointment of KPMG LLP as our independent auditors, and a broker non-vote will not have any effect on the vote to ratify that appointment.

Q:      WHO WILL COUNT THE VOTES?
A: Representatives of Registrar & Transfer Co., the transfer agent for our common stock, will tabulate the votes.

Q:      WHAT SHARES ARE INCLUDED ON THE PROXY CARD?
A: The shares listed on your card represent all the shares of common stock or Series B preferred stock held in your name (as distinguished from shares held by a broker in "street" name). You will receive a separate card from your broker if you hold shares in "street" name.

Q:      WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
A: It indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all your shares are voted.

Q:      WHAT IS SOUTH TEXAS DRILLING'S MAILING ADDRESS?
A: Our mailing address is South Texas Drilling & Exploration, Inc., 9310 Broadway, Bldg. I, San Antonio, Texas 78217.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

        The following table shows the beneficial ownership of our common stock as of June 30, 2001 by (1) each person we know who beneficially owns more than 5% of the outstanding shares of our common stock, (2) each of our directors, (3) our chief executive officer and each of our other executive officers named in the summary compensation table in this proxy statement and (4) all our directors and executive officers as a group.


                                                            SHARES OF COMMON STOCK
                                                              BENEFICIALLY OWNED
                                                            ----------------------
        NAME AND ADDRESS OF
         BENEFICIAL OWNER                                    NUMBER       PERCENT
        -------------------                                  ------       -------
        WEDGE Energy Services, L.L.C. and                 7,241,007(1)     49.3%
        Mr. Issam M. Fares
           1415 Louisiana, Suite 3000
           Houston, TX 77002

        T.L.L. Temple Foundation                          1,799,647(2)     11.5%
          109 Temple Blvd., Suite 300
          Lufkin, Texas 75901-7321

        Temple Interests, L.P.                              199,391(3)      1.3%
          109 Temple Blvd., Suite 300
          Lufkin, Texas 75901-7321

        Rowan Companies, Inc.                               750,000         5.1%
          1900 Post Oak Tower
          5051 Westheimer
          Houston, TX 77056

        Wm. Stacy Locke                                   1,170,480(4)      7.6%
          9310 Broadway, Bldg. I
          San Antonio, Texas  78217

        Michael E. Little                                   583,882(5)      3.9%
          9310 Broadway, Bldg. I
          San Antonio, Texas 78217

        William D. Hibbetts                                 131,612(6)       *
          13007 Blanche Coker
          San Antonio, TX 78216

        William H. White                                     17,000(6)       *
          1415 Louisiana, Suite 3000
          Houston, TX 77002

        James M. Tidwell                                     10,000(7)       *
          1415 Louisiana, Suite 3000
          Houston, TX 77002

        C. John Thompson                                     10,000(7)       *
          1400 Smith, Suite EB 3466
          Houston, Texas  77002

        All executive officers and directors
          as a group (7 persons)                          2,173,338(8)     13.7%

--------------
*  Less than 1%                                         (footnotes on next page)

(1) Based on information included in a Schedule 13D that WEDGE Energy Services, L.L.C. and Mr. Issam M. Fares filed, as amended on May 24, 2001. WEDGE has advised us that Mr. Fares is the ultimate beneficial owner of all the outstanding ownership interests of WEDGE. The Schedule 13D states that Messrs. White and Tidwell are officers of WEDGE and that Mr. White is also a director of WEDGE.

(2) Includes 999,647 shares of common stock into which the 153,915 of shares Series B preferred stock held by T.L.L. Temple Foundation are convertible. Pursuant to a letter dated June 22, 2001, in response to our June 21, 2001 notice of our intent to redeem all our outstanding shares of Series B preferred stock on August 22, 2001, T.L.L. Temple Foundation has elected to convert all its shares of our Series B preferred stock before the close of business on August 22, 2001.

(3) Represents the 199,391 shares of common stock into which the 30,700 shares of Series B preferred stock held by Temple Interests, L.P. are convertible. Pursuant to a letter dated June 22, 2001, in response to our June 21, 2001 notice of our intent to redeem all our outstanding shares of Series B preferred stock on August 22, 2001, Temple Interests, L.P. has elected to convert all its shares of our Series B preferred stock before the close of business on August 22, 2001.

(4) Includes 25,387 shares of common stock owned by members of Mr. Locke's immediate family and options to purchase 800,000 shares of common stock.

(5)     Includes options to purchase 260,000 shares of common stock.

(6)     Includes options to purchase 5,000 shares of common stock.

(7)     Includes options to purchase 10,000 shares of common stock.

(8)     Includes options to purchase 1,173,333 shares of common stock.

        All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated. The number of shares and percentage of ownership for each person listed and for the directors and executive officers as a group assume that shares of common stock that those persons may acquire within 60 days are outstanding, unless otherwise indicated.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        Our Board of Directors currently consists of six directors. The term of office for each of our directors will expire at the Annual Meeting.

        The Board has selected Messrs. Michael E. Little, Wm. Stacy Locke, William D. Hibbetts, C. John Thompson, James M. Tidwell and William H. White, each of whom currently serves on the Board, as nominees for election to the Board of Directors at the Annual Meeting. Messrs. Little, Locke, Hibbetts and White were elected at our 2000 annual meeting of shareholders. Our Board of Directors appointed Messrs. Tidwell and Thompson to the Board in March and May 2001, respectively, following Mr. Richard Phillips' resignation from the Board of Directors in February 2001. Information regarding the ages and backgrounds of the nominees is set forth below.

        Historically, members of our Board of Directors have been elected for one-year terms. However, if Proposal 4, relating to an amendment to our articles of incorporation to provide for a classified Board of Directors, is approved by the requisite vote of our shareholders, our Board of Directors will be divided into three separate classes (Class I, Class II and Class III) with staggered terms. If Proposal 4 is approved and the nominees for election to the Board of Directors are elected, the classes of our Board of Directors would be as follows:

        o Class I would consist of Messrs. Hibbetts and Tidwell, who will serve until our 2002 annual meeting of shareholders and, in each case, until a successor is duly elected and qualified;

        o Class II would consist of Messrs. Locke and Thompson, who will serve until our 2003 annual meeting of shareholders and, in each case, until a successor is duly elected and qualified; and

        o Class III would consist of Messrs. Little and White, who will serve until our 2004 annual meeting of shareholders and, in each case, until a successor is duly elected and qualified.

At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their respective successors have been duly elected and qualified.

        If Proposal 4 is not approved by the requisite vote of our shareholders and a classified Board of Directors is not created, then each director elected at the Annual Meeting will serve until our 2002 annual meeting and, in each case, until a successor is duly elected and qualified.

        Assuming the presence of a quorum, the election of any director requires the favorable vote of the holders of a plurality of the shares present and voting, in person or by proxy, at the Annual Meeting. Any abstentions or broker non-votes will not affect the vote. IF YOU PROPERLY SIGN AND RETURN THE ENCLOSED PROXY, AND UNLESS YOU WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, THE PERSONS NAMED AS PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW. We do not expect that any of the nominees will refuse or be unable to act as a director. If, however, any nominee becomes unable or unwilling to serve as a director, the persons named as proxies intend to vote the proxy shares for the election of any other person the Board of Directors may designate.

NOMINEES FOR ELECTION

NAME                             AGE       POSITION(S) HELD
----                             ---       ----------------
Michael E. Little                46        Chairman, Chief Executive Officer and Director

Wm. Stacy Locke                  45        President, Chief Financial Officer and Director

William D. Hibbetts              52        Vice President, Chief Accounting Officer,
                                           Secretary and Director

                                       6

NAME                             AGE       POSITION(S) HELD
----                             ---       ----------------
William H. White                 47        Director

James M. Tidwell                 54        Director

C. John Thompson                 48        Director

        Michael E. Little has served as one of our directors since November 1998 and became our Chairman of the Board and Chief Executive Officer in November 1998. Mr. Little served as President and Chief Executive Officer and as a director of Dawson Production Services, Inc. from March 1982 until it was acquired by Key Energy Services, Inc. in October 1998. He also served as Chairman of the Board of Dawson Production Services, Inc. from March 1983 to October 1998. From 1980 to 1982, Mr. Little was Vice President of Cambern Engineering, Inc., a company that provided drilling and completion consulting services in the Texas Gulf Coast area. From 1976 to 1980, he was employed by Chevron USA as a drilling foreman and as a drilling engineer. Mr. Little received his Bachelor of Science degree in Petroleum Engineering in 1978 from Texas Tech University. He is also a director of Venus Exploration, Inc., an oil and gas exploration and production company, and Intercontinental Bank Shares Corporation, a bank holding company.

        Wm. Stacy Locke has served as one of our directors since May 1, 1995.
He has been our President and Chief Financial Officer since August 2000. He previously served as our President and Chief Operating Officer from November 1998 to August 2000 and as our President and Chief Executive Officer from May 1995 to November 1998. Prior to joining South Texas Drilling, Mr. Locke was Vice President-Investment Banking with Arneson, Kercheville, Ehrenberg & Associates, Inc. from January 1993 to April 1995. He was Vice President-Investment Banking with Chemical Banking Corporation's Texas Commerce Bank from 1988 to 1992. He was Senior Geologist with Huffco Petroleum Corporation from 1982 to 1986. From 1979 to 1982, Mr. Locke worked for Tesoro Petroleum Corporation and Valero Energy as a Geologist. Mr. Locke received his B.A. in Geology from the University of California, Santa Barbara in 1978 and his M.B.A. from Southern Methodist University in 1987.

        William D. Hibbetts has served as one of our directors since June 1984 and as our Chief Accounting Officer since December 2000. He served as the Chief Financial Officer of International Cancer Screening Laboratories from March 2000 to December 2000 and as the Chief Accounting Officer of Southwest Venture Management Company from July 1988 to May 1999. Mr. Hibbetts was the Treasurer/Controller of Gary Pools, Inc. from May 1986 to July 1988. He previously served as an officer of South Texas Drilling from January 1982 until May 1986. Before initially joining South Texas Drilling, Mr. Hibbetts served in various positions as an accountant with KPMG Peat Marwick LLP from June 1971 to December 1981, including as an audit manager from July 1978 to December 1981. Mr. Hibbetts received his B.B.A. in Accounting from the University of Texas at Austin in 1971.

        William H. White has served as one of our directors since May 2000.
Mr. White has been the President and Chief Executive Officer of WEDGE Group Incorporated since April 1997. WEDGE Group Incorporated is a diversified firm with subsidiaries in engineering and construction, hotel, oil and gas services and real estate businesses. From December 1995 to June 1998, Mr. White served as the Chairman of the Democratic Party of Texas. He also served as Deputy Secretary and Chief Operating Officer of the United States Department of Energy from 1993 to 1995. Prior to his service with the Department of Energy, Mr. White practiced law and served on the management committee of the law firm of Susman Godfrey L.L.P. He also served as an adjunct professor at the University of Texas School of Law. Mr. White is the founder and Chairman of the Board of Frontera Resources, an international energy company with projects in emerging markets, and Chairman of Howe-Baker International, one of the largest engineering and construction firms for hydrocarbon processing. Mr. White is also a director of USEC Inc., a global energy company which produces and sells uranium fuel enrichment services for nuclear power plants.

        James M. Tidwell has served as one of our directors since March 2001. Mr. Tidwell currently serves as Vice President and Chief Financial Officer of WEDGE Group Incorporated, a position which he has held since January 2000. From June 1999 to January 2000, Mr. Tidwell served as President of Daniel Measurement and Control, a division of Emerson Electric Company. From August 1996 to June 1999, he was Executive Vice President and Chief Financial Officer of Daniel Industries, Inc., a leading supplier of specialized equipment and systems to oil, gas and process operators and plants to measure and control the flow of fluids. For more than five years prior to joining Daniel Industries, Inc., Mr. Tidwell served as Senior

Vice President and Chief Financial Officer of Hydril Company, a worldwide leader in engineering, manufacturing and marketing of premium tubular connections and pressure control devices for oil and gas drilling and production.

        C. John Thompson has served as one of our directors since May 2001. Mr. Thompson has been Vice President and Co-Manager of Enron Energy Capital Resources since February 2000. Enron Energy Capital Resources is a leading provider of capital resources to the oil and gas industry. From September 1997 to February 2000, Mr. Thompson was a principal in Sagestone Capital Partners, which provided investment banking services to the oil and gas industry and portfolio management services to various institutional investors. From December 1990 to May 1997, Mr. Thompson held various positions with Enron Energy Capital Resources and its predecessor companies. From 1977 until 1990, Mr. Thompson worked in the energy banking industry. Mr. Thompson received his B.A. degree in Finance from Texas Tech University and his M.B.A. degree from the University of Texas at Austin.

        In connection with our private placements of common stock to WEDGE, we have agreed that, so long as WEDGE continues to own at least 10% of our outstanding capital stock, we will support and cause to be placed on the ballot at each election of our directors at least one person WEDGE designates as a director nominee, who will also serve on the Audit and Compensation Committees of our Board of Directors. We also agreed that, so long as WEDGE continues to own at least 25% of our outstanding capital stock, at least two persons WEDGE designates as director nominees will be placed on the ballot at each election of our directors. In addition, Messrs. Little and Locke have executed a voting agreement which obligates them to vote the shares of common stock they own in favor of the WEDGE director nominee or nominees. See "Certain Relationships and Related Transactions--Transactions with WEDGE Energy Services, L.L.C."

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE PERSONS NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS.

                         INFORMATION CONCERNING MEETINGS
                    AND COMMITTEES OF THE BOARD OF DIRECTORS

DIRECTOR MEETINGS

         Our Board of Directors held five meetings and acted by unanimous written consent on six occasions in fiscal 2001. It has two standing committees; an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing similar functions. During fiscal 2001, each member of the Board attended at least 75% of the aggregate number of meetings of the Board and any committee on which he served, in each case during the period in which he served, except for Mr. White.

AUDIT COMMITTEE

        The Board initially formed its Audit Committee in fiscal 2001. The initial Audit Committee, which was comprised of Messrs. White and Phillips, met once during fiscal 2001. Following Mr. Phillips' resignation from the Board of Directors in February 2001, the Board of Directors appointed Mr. Tidwell to the Audit Committee. Thereafter, the Audit Committee met once during fiscal 2001. In May 2001, the Board of Directors appointed Mr. Thompson to the Audit Committee. As a result, the Audit Committee is currently comprised of Messrs. White, Tidwell and Thompson.


        Our common stock is listed on the American Stock Exchange. In that connection, we have agreed to comply with the listing standards of the AMEX. We believe each of the members of the Audit Committee is independent, as defined by the published listing standards of the AMEX. The Audit Committee's role is one of financial oversight. Our management is responsible for preparing our financial statements, and our independent auditors are responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to our financial statements or any professional certification as to the independent auditors' work. The following functions are the key responsibilities of the Audit Committee in carrying out its oversight:


        o recommending the appointment of our independent auditors to the Board of Directors;

        o reviewing the scope of the independent auditors' examination and, at the conclusion of that examination, reviewing the results of the audit, including any comments or recommendations of the independent auditors;

        o reviewing our financial policies and accounting systems and controls and our audited and interim unaudited financial statements;

        o preparing a report for inclusion in our proxy statement of its review of our audited financial statements, including a statement on whether it recommended that the Board include those financial statements in our annual report on Form 10-K for that year;

        o approving and ratifying the duties and compensation of our independent auditors, both for audit and nonaudit services; and

        o reviewing and assessing, on an annual basis, the adequacy of the Audit Committee's charter and recommending revisions to the Board.


        The Audit Committee meets separately with the independent auditors to provide an open avenue of communication. The Audit Committee and the Board of Directors are ultimately responsible for the selection, evaluation and replacement of the independent auditors. The Audit Committee is governed by a charter, a copy of which is attached to this proxy statement as Appendix A.

COMPENSATION COMMITTEE

        The Board initially formed its Compensation Committee in fiscal 2001. The initial Compensation Committee which was comprised of Messrs. White, Hibbetts and Phillips, met once and took action by unanimous written consent on one occasion during fiscal 2001. Mr. Hibbetts resigned from the Compensation Committee in January 2001. Mr. Tidwell replaced Mr. Phillips as a member of the Compensation Committee following Mr. Phillips' resignation from the Board of Directors in February 2001. Our Board of Directors appointed Mr. Thompson to the Compensation Committee in May 2001. The Compensation Committee determines salaries for executive officers and incentive compensation for our senior employees and key management personnel. For additional information concerning the Compensation Committee, see "Report of the Compensation Committee Regarding Executive Compensation."

DIRECTOR COMPENSATION

        We pay to each of our nonemployee directors fees of $1,000 per quarter for service on our Board of Directors and $250 for each Board meeting the director attends. We also grant nonemployee directors options to purchase 10,000 shares of common stock on initially becoming a director and 5,000 shares of common stock in each subsequent year pursuant to our 1995 and 1999 Incentive Plans. We do not pay any additional compensation to our employees for serving as directors, but we reimburse all directors for out-of-pocket expenses they incur in connection with attending Board and Board committee meetings or otherwise in their capacity as directors.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following table provides information about our current executive officers and key employees:

NAME                           AGE          POSITION(S) HELD
----                           ---          ----------------
Michael E. Little              46           Chairman, Chief Executive Officer and Director

Wm. Stacy Locke                45           President, Chief Financial Officer and Director

William D. Hibbetts            52           Vice President, Chief Accounting Officer,
                                            Secretary and Director

Wayne M. Squires               45           Vice President and Chief Operating Officer

Chris F. Parma                 51           Vice President, Controller and Treasurer*

Andrew D. Mills                32           Vice President - East Texas Division*

Donald G. Lacombe              47           Vice President - Marketing*

-------
*  key employee.

        For a description of the business backgrounds of Messrs. Little, Locke and Hibbetts, see "Election of Directors" above.

        Wayne M. Squires has served as our Vice President and Chief Operating Officer since our acquisition of Pioneer Drilling Co. in August 2000. Mr. Squires was President of Pioneer, which he co-founded in 1989. Mr. Squires was President of PRC Drilling Co. from 1984 to 1987 and worked as a drilling consultant from 1987 to 1988. Mr. Squires received his B.S. in Petroleum Engineering from Penn State in 1979.

        Chris F. Parma currently serves as our Vice President, Controller and Treasurer. He previously served as our Chief Financial Officer from December 1995 to August 2000 and as our Secretary from December 1998 to December 2000. He has been our Controller since October 1990. Before joining South Texas Drilling, Mr. Parma served in various accounting positions with J.H. Uptmore & Associates, Inc., a real estate development company. Mr. Parma received his B.B.A. in Accounting from St. Mary's University in 1972 and his M.P.A. from the University of Texas-San Antonio in 1988.

        Andrew D. Mills has served as our Vice President-East Texas Division since our acquisition of the contract drilling assets of Mustang Drilling, Ltd. in March 2001. From August 1995 to April 2001, Mr. Mills served as the Vice President, Drilling and Operations for Mustang. From June 1993 to August 1995, he was Production Manager for Mustang, and from October 1991 to June 1993, he served as construction superintendent for Mills and Sons Construction Co. of Pasadena, Texas.

        Donald G. Lacombe has served as our Vice President - Marketing since August 2000. Prior to joining South Texas Drilling, he was Contracts and Sales Manager for Grey Wolf Drilling's South Texas Division and for Fluornoy Drilling Co. from April 1993 to August 2000. Mr. Lacombe was an Engineer for Dresser Magcobar from 1978 to 1993. He was an Assistant Geologist for TransOcean Oil from 1972 to 1975. Mr. Lacombe received his B.S. degree in Geology from Stephen
F. Austin State University and is presently chairman of the South Texas Chapter of the International Association of Drilling Contractors (IADC). Mr. Lacombe is Past President of the South Texas Chapter of the American Petroleum Institute and is presently on the IADC Land Contracts Committee.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth the compensation we paid or accrued for services performed during the fiscal years ended March 31, 2001, 2000 and 1999 by our Chief Executive Officer and our President (the "named executive officers"). No other officer was paid total compensation in excess of $100,000 during any of those fiscal years.

                                                                      LONG-TERM COMPENSATION AWARDS
                                                               -----------------------------------------
                                     ANNUAL COMPENSATION                                   SECURITIES
        NAME AND           FISCAL   ----------------------         OTHER ANNUAL            UNDERLYING
   PRINCIPAL POSITION       YEAR     SALARY        BONUS         COMPENSATION(1)(2)          OPTIONS
  --------------------     ------   ---------     --------      ---------------------    ---------------
Wm. Stacy Locke             2001    $142,315         -                    -                     -
  Director, President       2000    $ 94,672         -                    -                     -
  and Chief Financial       1999    $ 94,392         -                 $993(2)                  -
  Officer

Michael E. Little           2001    $ 66,052         -                    -                     -
  Director, Chairman        2000    $ 40,000         -                    -                  650,000
  and Chief Executive       1999    $ 15,915         -                    -                  100,000
  Officer


------------
    (1) Excludes the value of perquisites and other personal benefits for both of the named executive officers because the aggregate amounts did not exceed 10% of the total annual salary and bonus reported for either named executive officer.

    (2) Includes value of personal use of a company-owned vehicle.

OPTION GRANTS IN LAST FISCAL YEAR

        No options were granted to either of the named executive officers during the fiscal year ended March 31, 2001.

STOCK OPTION EXERCISES AND 2001 FISCAL YEAR-END OPTION VALUES

        The following table details the number and value of securities underlying unexercised options held by the named executive officers at March 31, 2001. No options were exercised by the named executive officers during the fiscal year ended March 31, 2001.

                               NUMBER OF SECURITIES
                             UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                                     YEAR-END              AT FISCAL YEAR END (1)
                           ---------------------------   --------------------------
       NAME                EXERCISABLE   UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
---------------------      -----------   -------------   -----------  -------------
Michael E. Little           260,000         390,000      $  975,000    $1,462,500
Wm. Stacy Locke             800,000               0       3,300,000             0

---------
   (1) Based on the closing price of $4.50 per share for our common stock on the American Stock Exchange on March 30, 2001.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH WEDGE ENERGY SERVICES, L.L.C.

        In February 2000, we completed a private placement of our common stock to WEDGE Energy Services, L.L.C. WEDGE paid us an aggregate of $1,500,000 for 1,153,846 shares of common stock, or $1.30 per share. In May 2000, we completed a second private placement of our common stock to WEDGE. WEDGE paid us an aggregate of $8,000,000 for 3,678,161 shares of common stock, or $2.175 per share.

        On March 30, 2001, we issued and sold for cash a $9,000,000 principal amount, 4.86% subordinated debenture to WEDGE. The debenture had a maturity date of March 29, 2002 and was subordinated to all our outstanding bank debt or debt incurred under our then current bank credit facilities or any extension or renewal of any of those facilities. If we had obtained shareholder approval of the conversion feature, the debenture would have become convertible at our option or at the option of WEDGE into 2,400,000 shares of our common stock, at a conversion price of $3.75 per share. We repurchased this debenture on May 18, 2001. We funded the repayment of the $9,000,000 face amount of the debenture, together with the payment of $59,535 of accrued interest, with a short-term bank borrowing. We then sold an additional 2,400,000 shares of our common stock to WEDGE in a private placement for $9,048,000, or $3.77 per share.

        The aggregate 7,232,007 shares of our common stock that WEDGE owns represents 49.2% of our common stock outstanding, or 40.4% on a fully diluted basis assuming conversion of all our outstanding Series B preferred stock and outstanding stock options. William H. White and James M. Tidwell, who are directors of South Texas Drilling, also serve as executive officers of Wedge.

        In connection with our May 18, 2001 sale of 2,400,000 shares of common stock to WEDGE, we granted preemptive rights in favor of WEDGE. These preemptive rights give WEDGE the right to purchase additional shares of our capital stock which we may offer to permit WEDGE to maintain the percentage of our capital stock it holds immediately prior to our issuance of any additional shares of our capital stock. WEDGE's preemptive rights will continue until WEDGE no longer holds at least 10% of our outstanding common stock, provided that, in any case, those rights will expire once our common stock has been listed on the American

Stock Exchange or another national securities exchange or the Nasdaq National Market for four consecutive years. We also granted to WEDGE a right of first offer to purchase shares of our common stock if we sell shares of our common stock other than in a public trading market under Rule 144 or incident to any registration rights granted by us. In addition, we have agreed that, so long as WEDGE continues to own at least 10% of our outstanding capital stock, we will support and cause to be placed on the ballot at each election of our directors at least one person WEDGE designates as a director nominee, who will also serve on the Audit and Compensation Committees of our Board of Directors. We also agreed that, so long as WEDGE continues to own at least 25% of our outstanding capital stock, at least two persons WEDGE designates as director nominees will be placed on the ballot at each election of our directors. In addition, Messrs. Little and Locke have executed a voting agreement which obligates them to vote the shares of common stock they own in favor of the WEDGE director nominee or nominees.

        We have granted WEDGE both demand registration rights and piggy-back registration rights in connection with our sales of shares of common stock to WEDGE. These rights generally obligate us to cause the registration of the shares of capital stock that WEDGE holds upon request and up to four times with respect to WEDGE's demand registration rights and an unlimited number of times with respect to WEDGE's piggy-back registration rights.


CERTAIN BUSINESS RELATIONSHIPS

        At the end of fiscal year 2001, we were indebted to WEDGE in the original principal amount of $9 million under the debenture referred to above. William H. White and James M. Tidwell are executive officers of WEDGE and directors of South Texas Drilling. The principal amount of $9 million owed under the debenture was in excess of 5% of our total consolidated assets at the end of the fiscal year ended March 31, 2001. As noted above, we repurchased the debenture on May 18, 2001, and all of WEDGE's rights under the debenture have been terminated.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT


        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and any persons beneficially owning more than 10% of our common stock to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established, and we are required to disclose in this proxy statement any failure to file by these dates. All required filings for the 2001 fiscal year were made on a timely basis, except that, for the fiscal year ended March 31, 2001 (1) Mr. Squires failed to file a report on Form 3 to report his initial ownership holdings of 167,031 shares of our common stock and options to acquire 250,000 shares of our common stock, (2) Mr. Tidwell failed to timely file a report on Form 3 to report the initial grant of options to acquire 10,000 shares of our common stock on his becoming a member of our Board of Directors,
(3) Mr. White failed to file a report on Form 3 to report his becoming a member of our Board of Directors and failed to file a report on Form 5 reporting the exercise of options to acquire 10,000 shares of our common stock (Mr. White did report the acquisition of those shares pursuant to that exercise on a Form 4),
(4) Mr. Little made one late filing on Form 4 reporting the purchase of 20,000 shares of our common stock, (5) Mr. Hibbetts failed to file a report on Form 5 reporting two separate exercises of options to acquire an aggregate of 10,000 shares of our common stock (Mr. Hibbetts did report the acquisition of those shares pursuant to those option exercises on a Form 4) and (6) WEDGE Energy Services, L.L.C. made one late filing on Form 4 to report four separate purchases of an aggregate of 9,000 shares of our common stock. Based solely on a review of prior year filings made under Section 16(a) of the Securities Exchange Act of 1934, Messrs. Hibbetts, Little, Locke and Phillips and T.L.L. Temple Foundation have failed to make timely Section 16 filings in prior fiscal years. In making these disclosures, we relied solely on written statements of directors, executive officers and shareholders and copies of the reports that they have filed with the SEC.

                          REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of South Texas Drilling & Exploration, Inc.:

        We have reviewed and discussed with management South Texas Drilling's audited financial statements as of and for the year ended March 31, 2001.

        In addition, we have discussed with KPMG LLP, South Texas Drilling's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We have received and reviewed the written disclosures and the letter from KPMG LLP required by Independent Standards Board's Standard No. 1, Independence Discussions with Audit Committees, as amended, and we have discussed with that firm its independence from South Texas Drilling. We also considered whether KPMG LLP's provision of services that are not related to the audit of South Texas Drilling's financial statements is compatible with maintaining that firm's independence from South Texas Drilling.

        Based on the reviews and discussions referred to above, we recommend to the Board of Directors of South Texas Drilling that the audited financial statements referred to above be included in South Texas Drilling's annual report on Form 10-K for the year ended March 31, 2001 for filing with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE

                                          WILLIAM H. WHITE, CHAIRMAN
                                          JAMES M. TIDWELL
                                          C. JOHN THOMPSON

                      REPORT OF THE COMPENSATION COMMITTEE
                        REGARDING EXECUTIVE COMPENSATION

        The Compensation Committee administers South Texas Drilling's executive compensation program. The Committee is responsible for establishing appropriate compensation goals for executive officers in meeting those goals. The Committee seeks to reward senior management for building long-term shareholder value. In addition, the Committee designs executive compensation programs to provide the ability to attract, motivate and retain management personnel necessary to South Texas Drilling's success.

BASE SALARIES

The Committee determines base salaries for executives initially by evaluating executives' levels of responsibility, prior experience, breadth of knowledge and equity compensation, as well as external pay practices in the contract drilling industry. The Committee is aware that base salaries for South Texas Drilling's executive officers, including Mr. Little's base salary, are below those that other comparably sized, publicly traded companies pay their executive officers. The Committee intends to review executive salaries annually based on a variety of factors, including individual performance, general levels of market salary increases and South Texas Drilling's overall results. The Committee grants salary increases within a pay-for-performance framework. The Committee assesses performance for base salary purposes using a qualitative, rather than quantitative, performance assessment. The Committee does not use a specific performance formula or a weighting of factors in determining base salary levels. However, the Committee considers operating performance, execution of South Texas Drilling's business strategy, earnings levels and progress in implementing business development efforts in establishing base salary increases for executives. Mr. Little received a base salary of $66,052 during the fiscal year ended March 31, 2001. In February 2001 the Compensation Committee determined to increase Mr. Little's salary to $153,840.

STOCK OPTION PLANS

        The Committee feels that South Texas Drilling has adequately compensated for its relatively low executive base salaries by making stock option grants to its executive officers under its 1995 and 1999 Stock Option Plans. The Committee believes this equity-based compensation provides appropriate incentive to executive management to seek maximum shareholder benefit. During the fiscal year ended March 31, 2001, South Texas Drilling granted stock options to two of its executives, Messrs. William D. Hibbetts and Wayne M. Squires, for a total of 275,000 shares of its common stock. ___ The options granted to Mr. Hibbetts will vest at a rate of 20% per year, commencing on the first anniversary of the grant date. The options granted to Mr. Squires will vest at a rate of one-third per year, commencing on the first anniversary of the grant date. All these options will expire 10 years from the grant date or, in some circumstances, earlier in accordance with the terms of the Stock Option Plans.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

        Section 162(m) of the Internal Revenue code generally disallows a deduction to public companies to the extent of excess annual compensation over one million dollars paid to certain executive officers, except for qualified performance-based compensation. South Texas Drilling had no nondeductible compensation expense for the year ended March 31, 2001. The Committee plans to review this matter as appropriate and take action as may be necessary to preserve the deductibility of compensation payments to the extent reasonably practical and consistent with the South Texas Drilling's objectives.

         This report is furnished by the Compensation Committee of the Board of Directors.

                                          WILLIAM H. WHITE, CHAIRMAN
                                          JAMES M. TIDWELL
                                          C. JOHN THOMPSON

                                PERFORMANCE GRAPH

The following graph compares, for the period from March 31, 1996 to March 31, 2001, the cumulative shareholder return on our common stock with the cumulative total return on the AMEX Composite Index and a peer group index we selected that includes four public companies within our industry. The comparison assumes that $100 was invested on March 31, 1996 in our common stock, the AMEX Composite Index and the peer group index and further assumes all dividends were reinvested. During the period from March 31, 1996 through March 7, 2001, our common stock was traded on the over-the-counter market and quoted in the National Quotation Bureau's "Pink Sheets." Since March 8, 2001, our shares of common stock have been listed on the American Stock Exchange.

        The companies that comprise the peer group index are TMBR/Sharp Drilling, Inc., Grey Wolf, Inc., Patterson Energy, Inc and UTI Energy Corp.

                      COMPARISON OF CUMULATIVE TOTAL RETURN

                                    [GRAPH]

                                  3/31/96     3/31/97     3/31/98     3/31/99     3/31/00     3/31/01
        ---------------------------------------------------------------------------------------------
         South Texas Drilling       100         170         411         161         429        1,286
        ---------------------------------------------------------------------------------------------
         AMEX Composite Index       100          98         137         136         193          154
        ---------------------------------------------------------------------------------------------
         Peer Group Index           100         288         466         224         828        1,178
        ---------------------------------------------------------------------------------------------

                                       16

                                   PROPOSAL 2

                    AMENDMENT OF ARTICLES OF INCORPORATION TO
                  CHANGE OUR NAME TO "PIONEER DRILLING COMPANY"

        Our Board of Directors has approved by unanimous vote a resolution to amend and restate ARTICLE ONE of our articles of incorporation to change our name to "Pioneer Drilling Company." The proposed amendment would replace the text of ARTICLE ONE with the text of ARTICLE ONE set forth in the form of certificate of amendment to our articles of incorporation which we have attached as Appendix B to this proxy statement. That form of certificate of amendment sets forth each of the proposed amendments to our articles of incorporation that we discuss in this proxy statement. If all those amendments are adopted, in each case by the requisite vote of our shareholders, we will file a certificate of amendment with the Secretary of State of the State of Texas in substantially the form of Exhibit B. If less than all of the proposed amendments are adopted, the certificate of amendment that we file will reflect only those amendments that are adopted. If the proposed amendment to change our name is adopted, the name change will become effective when we file the certificate of amendment with the Secretary of State of the State of Texas.

        Adoption of the proposed amendment to our articles of incorporation will require the affirmative vote of at least (1) two-thirds of the votes entitled to be cast by the holders of our Series B preferred stock, voting as a separate class, and (2) two-thirds of the votes entitled to be cast by the holders of our common stock and Series B preferred stock, voting together. Abstentions and broker non-votes will have the effect of votes against this proposal. IF YOU EXECUTE AND RETURN THE ACCOMPANYING PROXY, THE PERSONS NAMED IN THE PROXY WILL VOTE IN ACCORDANCE WITH THE CHOICE YOU SPECIFY ON THE PROXY, OR, IF YOU DO NOT PROPERLY INDICATE A CHOICE, IN FAVOR OF THE ADOPTION OF THE PROPOSED AMENDMENT.

REASONS FOR THE PROPOSED AMENDMENT

        Our Board of Directors believes that our current corporate name, "South Texas Drilling & Exploration, Inc." is no longer appropriately descriptive of our company, in that third parties may view it as an expression of an intention to confine our business operations to South Texas. In our fiscal year ended March 31, 2001, we significantly expanded our operations by acquiring Pioneer Drilling Co. and moving into the East Texas region through the acquisition of the contract drilling assets of Mustang Drilling, Ltd. It is possible that the future growth of our company could involve further geographic expansion. In addition, because we discontinued our oil and gas exploration and development operations in our fiscal year ended March 31, 1999, our Board of Directors believes we should delete the word "exploration" from our corporate name. Our Board of Directors believes we should change our name to "Pioneer Drilling Company" because that name closely resembles the name of our principal operating subsidiary, Pioneer Drilling Co., Ltd., the entity through which we market our services and conduct substantially all our operations.

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT AND RESTATEMENT OF ARTICLE ONE OF OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME TO "PIONEER DRILLING COMPANY."

                                   PROPOSAL 3

      AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES AND TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE SERIES OF PREFERRED STOCK
      IN ACCORDANCE WITH ARTICLE 2.13 OF THE TEXAS BUSINESS CORPORATION ACT

        Our Board of Directors has approved by unanimous vote a resolution proposing that ARTICLE FOUR of our articles of incorporation be amended and restated to (1) increase the number of authorized shares of our common stock from 30,000,000 to 100,000,000 shares, (2) increase the number of authorized shares of our preferred stock from 1,000,000 to 10,000,000 shares and (3) amend the provisions authorizing our Board of Directors to establish series of our preferred stock by fixing and determining the designations, preferences, limitations and relative rights, including voting rights, of the shares of any series so established to the fullest extent provided for in the Texas Business Corporation Act. The proposed amendment would replace the text of ARTICLE FOUR with the text of ARTICLE FOUR set forth in the form of certificate of amendment to our articles of incorporation which we have attached as Appendix B to this proxy statement. Upon approval of the proposed amendment by the requisite vote of our shareholders at the Annual Meeting, the amendment will become effective when we file the certificate of amendment with the Secretary of State of the State of Texas.

        Adoption of the proposed amendment to our articles of incorporation will require the affirmative vote of at least (1) two-thirds of the votes entitled to be cast by the holders of our common stock and (2) two-thirds of the votes entitled to be cast by the holders of Series B preferred stock, each voting as a separate class. Abstentions and broker non-votes will have the effect of a vote against this amendment to our articles of incorporation. IF YOU EXECUTE AND RETURN A PROXY, THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE IN ACCORDANCE WITH THE CHOICE SPECIFIED THEREON, OR, IF NO CHOICE IS PROPERLY INDICATED, IN FAVOR OF THE ADOPTION OF THE PROPOSED AMENDMENT.

REASONS FOR THE PROPOSED AMENDMENT


        Under Texas law, we may only issue shares of common stock or preferred stock to the extent we have shares of capital stock authorized for issuance under our articles of incorporation. Our articles of incorporation currently authorize us to issue up to 30,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of the date of this proxy statement, 14,695,921 shares of our common stock were issued and outstanding, 3,856,951 shares of our common stock were reserved for issuance on exercise of options outstanding under our 1995 and 1999 stock option plans and conversion of the outstanding shares of our Series B preferred stock. Also as of the date of this proxy statement, 184,615 shares of our Series B preferred stock were outstanding. As a result, the number of shares of our common stock available for issuance, after taking into account shares reserved for issuance on the exercise of stock options and the conversion of our outstanding shares of Series B preferred stock, is 11,447,128 and the number of shares of our preferred stock available for issuance is 815,385. Our Board of Directors believes it desirable to have additional authorized shares of common stock and preferred stock available for possible future financing and acquisition transactions, employee benefit plans and other corporate purposes. We do not have any fixed plans or intentions to issue any of these additional authorized shares. However, we may consider completing an equity offering including possibly a public offering of shares of our common stock, in the near future if market conditions warrant such an offering.


        The proposed amendment will also amend the provisions of ARTICLE FOUR authorizing our Board of Directors to establish and set the terms of series of our preferred stock to conform those provisions to the provisions of Article
2.13 of the Texas Business Corporation Act as currently in effect. Article 2.13 of the Texas Business Corporation Act has been amended in several respects since our articles of incorporation were adopted in 1979. Although our Board of Directors is already authorized to issue series of preferred stock by fixing and determining the rights and preferences thereof, our Board of Directors believes it is desirable to conform the provisions our articles of incorporation contain to those that the Texas Business Corporation Act sets forth.

EFFECTS OF THE PROPOSED AMENDMENT

        If adopted by the requisite vote of our shareholders, the proposed amendment will (1) increase the total number of shares of common stock from 30,000,000 to 100,000,000 shares, (2) increase the total number of shares of preferred stock from 1,000,000 to 10,000,000 shares and (3) amend the provisions authorizing our Board of Directors to establish series of unissued shares of our preferred stock by fixing and determining the designations, preferences, limitations and relative rights, including voting rights, of the shares of any series so established to the fullest extent provided for in
Article 2.13 of the Texas Business Corporation Act.

        The increase in authorized shares of common stock and preferred stock will not have any immediate effect on the rights of existing shareholders. However, we would not be required to obtain shareholder approval to issue authorized but unissued shares of our common stock or preferred stock, unless required to do so by applicable law or the rules of any stock exchange on which our shares may be listed. The American Stock Exchange, on which our common stock is currently listed, requires shareholder approval in certain instances, including in connection with acquisition transactions, where the present or potential issuance of shares could result in an increase equal to or in excess of 20% of the number of shares or common stock outstanding before the issuance of the stock. Our Board of Directors does not currently intend to seek shareholder approval prior to any issuance of our capital stock, unless applicable law or the rules of the AMEX require that approval.

        Except for the preemptive rights we have granted WEDGE which we discussed under "Certain Relationships and Related Transactions - Transactions with Management and Others" above, the holders of outstanding shares of our common stock and Series B preferred stock have no preemptive rights to purchase any shares of capital stock we issue in the future. As a result, if our Board of Directors elects to issue additional shares of our common stock or preferred stock, most of our existing shareholders would not have any preferential rights to purchase the newly issued shares, and the newly issued shares may decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders.

        If the proposed amendment is adopted by the requisite vote of our shareholders, the revisions to the provisions of ARTICLE FOUR authorizing our Board of Directors to establish and set the terms of series of our preferred stock to conform those provisions to the provisions of Article 2.13 of the Texas Business Corporation will have the effect of deleting various requirements and restrictions and providing our Board of Directors with greater authority in setting the terms of any future series of preferred stock it designates. The provisions that would be deleted include:

        o a requirement that all series of our preferred stock that have voting power must vote as a single class;

        o a requirement that dividends on each series of our preferred stock must be paid quarterly on the last day of March, June, September and December of each year;

        o a requirement that dividends on our preferred stock shall be cumulative and a restriction that cumulations shall not bear interest;

        o a restriction on the declaration or payment of dividends on our common stock unless all accrued and unpaid dividends on our preferred stock have been declared and paid in full;

        o a requirement that each series of our preferred stock must rank equally with each other series of our preferred stock as to payment of dividends;

        o a requirement that the liquidation preference for each series of our preferred stock must include an amount equal to all cumulated but unpaid dividends;

        o a requirement that holders of all series of our preferred stock must share in the distribution of our assets on a pro rata basis in the event the assets distributable on the liquidation of our company are insufficient to permit full payment of the liquidation preferences otherwise payable to those holders;

        o a requirement that payment for any redemption of shares of our preferred stock must be paid in cash and include an amount equal to all cumulated but unpaid dividends; and

       o specified notice requirements applicable to the holders of shares of any series of our preferred stock.

        Our Board of Directors desires the full authority permitted under
Section 2.13 of the Texas Business Corporation Act in connection with setting the terms of new series of our preferred stock. Our Board of Directors believes the proposed amendment would give it appropriate flexibility to establish series of preferred stock on a case-by-case basis. Shareholders should note, however, that the authorization of additional shares of our preferred stock and the vesting of greater authority in our Board of Directors to set the terms of new series of preferred stock

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

could adversely affect the rights of holders of our common stock and Series B preferred stock. This will depend on the relative designations, preferences, limitations and relative rights, including voting rights, granted to new series of preferred stock the Board of Directors may designate in the future.

        The increase in the authorized number of shares of our common stock and preferred stock and the greater authority that would be provided to our Board of Directors under the proposed amendment could be used by our Board of Directors to make more difficult, and thereby discourage, delay or prevent, an attempt to acquire control of South Texas Drilling. For example, the shares could be privately placed with purchasers who might support our Board of Directors in opposing a hostile takeover bid. The issuance of the new shares also could be used to dilute the stock ownership and voting power of a third party seeking to remove directors, replace incumbent directors, accomplish certain business combinations or alter, amend or repeal provisions of our articles of incorporation or bylaws. To the extent that it impedes any such attempts, the issuance of shares following the adoption of the proposed amendment may serve to perpetuate existing management. While the proposed amendment may have potential antitakeover effects, this proposal is not prompted by any specific effort or takeover threat currently perceived by our Board of Directors or management. Although our Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of our shareholders, our Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of our shareholders might believe to be in their best interests or in which shareholders might receive a premium for their stock over the then market price of such stock. For a discussion of other provisions of our articles of incorporation and bylaws that may have antitakeover effects, see "Special Note Regarding Antitakeover Effects of Proposals 4 and 5" below.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO AND RESTATEMENT OF ARTICLE FOUR OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK AND TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE SERIES OF PREFERRED STOCK IN ACCORDANCE WITH ARTICLE
2.13 OF THE TEXAS BUSINESS CORPORATION ACT.

                             SPECIAL NOTE REGARDING
                    ANTITAKEOVER EFFECTS OF PROPOSALS 4 AND 5

GENERAL

        Our Board of Directors has approved by unanimous vote (1) a resolution proposing that ARTICLE SEVEN of our articles of incorporation be amended and restated to change the structure of our Board of Directors to a classified board divided into three classes with staggered terms of office and to provide that members of our Board of Directors may not be removed except for cause (the "Classified Board Amendment") and (2) a resolution proposing that our articles of incorporation be amended by adding a new ARTICLE TWELVE that would increase the minimum percentage of the outstanding shares of our capital stock necessary to call a special meeting of our shareholders from 10% to 50% (the "Special Meeting Amendment"). As we discuss more fully below, our Board of Directors believes these proposed amendments are in the best interests of our shareholders.

REASONS FOR THE PROPOSED AMENDMENTS

        Our Board of Directors believes that a classified board structure facilitates continuity and stability of leadership and policy by helping ensure that, at any given time, a majority of our directors will have prior experience as directors of our company and will be familiar with its business and operations. This will, in the view of our Board of Directors, permit more effective long-term planning and help create long-term value for our shareholders.

        Our Board of Directors also believes that the existing threshold requirement for holders of our capital stock to call a special meeting of our shareholders is too low. The existing requirement, which the Texas Business Corporation Act establishes in the absence of a contrary provision in the articles of incorporation, permits a special meeting to be called by holders of at least 10% of all the shares entitled to vote at the proposed special meeting. Our Board of Directors believes the existing threshold requirement exposes us to the possibility of having to incur the time and expense of preparing for a special meeting of our shareholders without a showing of substantial support for the meeting by our shareholders. Our Board of Directors believes the decision of whether to hold such a meeting should properly rest with the holders of at least 50% of the shares entitled to vote at the proposed special meeting.

        The Classified Board Amendment and the Special Meeting Amendment are also intended to increase the bargaining leverage of our Board of Directors, on behalf of our shareholders, in any future negotiations concerning a potential change of control of our company. Our Board of Directors has observed that certain tactics that bidders employ in making unsolicited bids for control of a corporation, including hostile tender offers and proxy contests, have become relatively common in modern takeover practice. Our Board of Directors considers those tactics to be highly disruptive to a corporation and often contrary to the overall best interests of its shareholders. In particular, bidders frequently use these tactics in conjunction with an attempt to acquire a corporation at an unfairly low price. In some cases, a bidder will make an offer for less than all the outstanding capital stock of the target company, potentially leaving shareholders with the alternatives of partially liquidating their investment at a time that may be disadvantageous to them or retaining an investment in the target company under substantially different management with objectives that may not be the same as the new controlling shareholder. The concentration of control in our company that could result from such an offer could deprive our remaining shareholders of the benefits of listing on the American Stock Exchange and public reporting under the Securities Exchange Act of 1934, as amended. While our Board of Directors does not intend to foreclose or discourage reasonable merger or acquisition proposals, it believes that value for our shareholders can be enhanced by encouraging would-be acquirers to forego hostile tender offers and negotiate with the Board terms that are fair to all shareholders.

        Our Board of Directors believes that the adoption of the Classified Board Amendment and the Special Meeting Amendment will (1) discourage disruptive tactics and takeover attempts at unfair prices or on terms that do not provide all shareholders with the opportunity to sell their stock at a fair price and
(2) encourage third parties who may seek to acquire control of our company to initiate such an acquisition through negotiations directly with our Board of Directors. Our Board also believes these amendments will help give it the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner that assures fair treatment of our shareholders. These amendments could, however, have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of our company, even though such an attempt might be beneficial to our company and our shareholders. These proposed amendments may also make more difficult or discourage a proxy contest that is unrelated to a change of control of our company, and will have the effect of making it more difficult to change the composition of our Board of Directors generally.

        Our Board of Directors recognizes that a takeover might in some circumstances be beneficial to some or all of our shareholders, but, nevertheless, believes that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure our company outweigh the disadvantages of discouraging those proposals.

CERTAIN EXISTING ANTITAKEOVER PROVISIONS

        The existence of some provisions in our corporate documents and Texas law may have the effect, either alone or in combination, of making more difficult or discouraging a tender offer, proxy contest or other takeover attempt that our Board of Directors opposes but that a shareholder might consider to be in its best interest. These provisions include the provisions in our articles of incorporation that give our Board of Directors the authority to issue and set the terms of our preferred stock, provisions in our bylaws regulating the ability of our shareholders to bring matters for action at meetings our shareholders and provisions in the Texas Business Corporation Act that restrict mergers and other business combinations with affiliated shareholders.

        Authorization to Issue and Set the Terms of Preferred Stock. Our articles of incorporation authorize our Board of Directors, without any action by our shareholders, to divide our preferred stock into series and to fix and determine for each series the relative rights and preferences of shares in such series, including preferences, limitations or relative rights with respect to redemption rights, conversion rights, if any, voting rights, if any, dividend rights and preferences on liquidation. Proposal 3 that this proxy statement sets forth relates to a proposed amendment to our articles of incorporation that would amend these provisions to provide our Board of Directors with greater authority in setting the terms of the preferred stock as well as to increase the number of authorized shares of preferred stock from 1,000,000 to 10,000,000 shares.

        The issuance of shares of preferred stock could adversely affect the voting power and value of our common stock, discourage an unsolicited acquisition proposal or make it more difficult for a third party to gain control of our company. Although our Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of our shareholders, our Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of our shareholders might believe to be in their best interests or in which shareholders might receive a premium for their stock over the then market price of such stock. See "Proposal 3 - Amendment of Articles of Incorporation to Increase Authorized Shares and to Authorize the Board of Directors to Issue Series of Preferred Stock in Accordance with Article 2.13 of the Texas Business Corporation Act - Effects of the Proposed Amendment."

        Shareholder Proposals. Our Board of Directors recently amended and restated our bylaws to, among other things, establish advance-notice and other procedural requirements that apply to shareholder nominations of persons for election to the board of directors at any annual or special meeting of shareholders and to shareholder proposals that shareholders take any other action at any annual meeting. In the case of any annual meeting, a shareholder proposing to nominate a person for election to the board of directors or proposing that any other action be taken must give our corporate secretary written notice of the proposal not less than 120 days and not more than 180 days before the anniversary date of the immediately preceding annual meeting. These shareholder proposal deadlines are subject to exceptions if the pending annual meeting date differs by more than specified periods from that anniversary date. If the chairman of our board of directors, a majority of our board of directors or our chief executive officer calls a special meeting of shareholders for the election of directors, a shareholder proposing to nominate a person for that election must give our corporate secretary written notice of the proposal not earlier than 180 days prior to that special meeting and not later than the last to occur of (1) 120 days prior to that special meeting or (2) the 10th day following the day we publicly disclose the date of the special meeting. Our bylaws prescribe the specific information any advance written shareholder notice must contain. We have attached a copy of our amended and restated bylaws as Appendix C to this proxy statement.

        The advance-notice procedure may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its

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

own proposal, without regard to whether consideration of those nominees or proposals might be harmful or beneficial to our company and our shareholders.

        Texas Business Combination Law. As a Texas corporation with publicly held stock, we are subject to Part Thirteen of the Texas Business Corporation Act (the "Business Combination Law"). In general, the Business Combination Law prevents an "affiliated shareholder," which is generally defined as a person who is or was within the preceding three-year period the beneficial owner of 20% or more of a corporation's outstanding voting shares, or its affiliates or associates from entering into or engaging in a business combination with a public corporation organized in Texas during the three-year period immediately following the date that person became an affiliated shareholder unless:

        o before the date that person became an affiliated shareholder, the board of directors of the corporation approves the business combination or the acquisition of shares made by that person on the date that person became an affiliated shareholder; or

        o not less than six months after the date that person became an affiliated shareholder, the holders of at least two-thirds of the corporation's outstanding voting shares not beneficially owned by the affiliated shareholder or its affiliates or associates approve the business combination by their affirmative vote at a meeting duly called for that purpose.

The Business Combination Law defines a "business combination" to include:

        o    mergers or share exchanges;

        o dispositions of assets having an aggregate value equal to 10% or more of the market value of the assets of the corporation or of the outstanding common stock or representing 10% or more of the earning power or net income of the corporation;

        o certain issuances or transactions by the corporation that would increase the affiliated shareholder's number of shares of the corporation;

        o    certain liquidations or dissolutions; and

        o the receipt of tax, guarantee, loan or other financial benefits by an affiliated shareholder other than proportionately as a shareholder of the corporation.

        The Business Combination law expressly provides that, in discharging the duties of a director under the Business Combination Act or otherwise, a director, in considering the best interests of the corporation, may consider the long-term as well as the short-term interests of the corporation and its shareholders, including the possibility that those interests may be best served by the continued independence of the corporation.

        Both the Classified Board Amendment and the Special Meeting Amendment are permitted by Texas law and are consistent with the rules of the American Stock Exchange on which our common stock is listed. These proposed amendments are not the result of any specific efforts to obtain control of our company. Our Board of Directors does not presently contemplate recommending the adoption of any further amendments to our articles of incorporation that would affect the ability of third parties to effect a change in control of our Company. However, our Board of Directors may, in the future, review the advisability of adopting other measures that may affect takeovers in the context of applicable law and judicial decisions.

                                   PROPOSAL 4

                     AMENDMENT OF ARTICLES OF INCORPORATION
                  TO IMPLEMENT A CLASSIFIED BOARD OF DIRECTORS

        Our Board of Directors has approved by unanimous vote a resolution to amend and restate Sections 1 and 3 of ARTICLE SEVEN our articles of incorporation to provide for the classification of our Board of Directors into three classes of directors with staggered terms of office and to provide that members of our Board of Directors may not be removed except for cause. The proposed amendment would replace the text of Sections 1 and 3 of ARTICLE SEVEN with the text of Sections 1 and 3 of ARTICLE SEVEN set forth in the form of certificate of amendment to our articles of incorporation which we have attached as Appendix B to this proxy statement. Upon approval of the proposed amendment by the requisite vote of our shareholders at the Annual Meeting, the amendment will become effective when we file the certificate of amendment with the Secretary of State of the State of Texas.

        Historically, members of our Board of Directors have been elected annually for terms of one year. Texas law permits provisions in a company's articles of incorporation or bylaws that provide for a classified board of directors. The proposed Classified Board Amendment would provide that directors will be classified into three classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at our 2002 annual meeting of shareholders; another class would hold office initially for a term expiring at our 2003 annual meeting of shareholders; and another class would hold office initially for a term expiring at our 2004 annual meeting of shareholders. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified. See "Election of Directors" as to the composition of each class of directors if this proposal is adopted.

        If adopted, the Classified Board Amendment could significantly extend the time required to effect a significant change in the composition of our Board of Directors. Currently, a complete change in the composition of our Board of Directors can be made by shareholders holding a plurality of the votes cast at a single annual meeting. If we implement a classified board of directors, it will take at least two annual meetings for even a majority of shareholders to effect a change in the majority of our Board of Directors, without the cooperation of the incumbent members of the Board, because only a minority of the directors will be elected at each meeting. Our articles of incorporation expressly deny the right to cumulate votes in the election of directors.

        Under Texas law, a director chosen to fill a vacancy on a classified board will hold office for the unexpired term of his predecessor in office. Texas law also provides that, unless the articles of incorporation provide otherwise, directors serving on a classified board of directors may be removed only for cause. The proposed amended and restated Section 3 of ARTICLE SEVEN expressly states that a member of our Board of Directors may be removed only for cause and, subject to any rights our Board of Directors may establish for the holders of any series of our preferred stock to remove any directors they may become entitled to elect under the provisions the Board establishes for that series, will require the affirmative vote of the holders of at least a majority of the votes of all outstanding shares of our capital stock generally entitled to vote in the election of directors, voting together as a single class, at a meeting of shareholders expressly called for that purpose. Currently, all our directors are elected annually, and neither our articles of incorporation nor our bylaws provides for the removal of directors.

        Adoption of the Classified Board Amendment will require the affirmative vote of at least (1) two-thirds of the votes entitled to be cast by the holders of our Series B preferred stock, voting as a separate class, and (2) two-thirds of the votes entitled to be cast by the holders of our common stock and Series B preferred stock, voting together. Abstentions and broker non-votes will have the effect of votes against this proposal. IF YOU EXECUTE AND RETURN THE ACCOMPANYING PROXY, THE PERSONS NAMED IN THE PROXY WILL VOTE IN ACCORDANCE WITH THE CHOICE YOU SPECIFY ON THE PROXY, OR, IF YOU DO NOT PROPERLY INDICATE A CHOICE, IN FAVOR OF THE ADOPTION OF THE PROPOSED AMENDMENT.

ADVANTAGES

        The proposed Classified Board Amendment is designed to facilitate continuity and stability in the leadership and policies of our Board of Directors by helping ensure that, at any given time, a majority of our directors will have prior experience as directors of our company and will be familiar with its business and operations. This will, in the view of our Board of Directors, permit more effective long-term planning and help create long-term value for our shareholders. Our Board of Directors also believes that the Classified Board Amendment will assist it in protecting the interests of our shareholders in the event of a hostile or unsolicited bid for control of our company.

DISADVANTAGES

        The Classified Board Amendment could make it more difficult for our shareholders to change the composition of our Board of Directors even if our shareholders believe such a change would be desirable. Because of the additional time that may be required to change the composition of our Board of Directors, the Classified Board Amendment will also tend to make it more difficult to change our incumbent management. In addition, because the Classified Board Amendment would increase the amount of time required for a takeover bidder to obtain control of our company without the cooperation of our Board of Directors, even if the takeover bidder were to acquire a majority of our outstanding capital stock, it will tend to discourage certain tender offers, perhaps including tender offers that our shareholders may feel would be in their best interests.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT AND RESTATEMENT OF SECTIONS 1 AND 3 OF ARTICLE SEVEN OF OUR ARTICLES OF INCORPORATION TO PROVIDE FOR THE CLASSIFICATION OF OUR BOARD OF DIRECTORS INTO THREE CLASSES OF DIRECTORS WITH STAGGERED TERMS OF OFFICE.

                                   PROPOSAL 5

                    AMENDMENT TO ARTICLES OF INCORPORATION TO
                     INCREASE THE PERCENTAGE OF SHAREHOLDERS
               REQUIRED TO CALL A SPECIAL MEETING OF SHAREHOLDERS

        Our Board of Directors has approved by unanimous vote a resolution to amend our articles of incorporation by adding a new ARTICLE TWELVE that would increase the minimum percentage of the outstanding shares of our capital stock necessary to call a special meeting of our shareholders from 10% to 50%. The text of the proposed new ARTICLE TWELVE is set forth in the form of certificate of amendment to our articles of incorporation which we have attached as Appendix B to this proxy statement. Upon approval of the proposed amendment by the requisite vote of our shareholders at the Annual Meeting, the amendment will become effective when we file the certificate of amendment with the Secretary of State of the State of Texas.

        Our Board of Directors believes that the existing threshold requirement for holders or our capital stock entitled to call a special meeting of our shareholders is too low and that the decision of whether to hold such a meeting should properly rest with the holders of at least 50% of the shares entitled to vote at the proposed special meeting. The existing requirement, which the Texas Business Corporation Act establishes in the absence of a contrary provision in the articles of incorporation, permits a special meeting to be called by holders of at least 10% of all the shares entitled to vote at the proposed special meeting.

        Adoption of the proposed amendment to our articles of incorporation will require the affirmative vote of at least (1) two-thirds of the votes entitled to be cast by the holders of our Series B preferred stock, voting as a separate class, and (2) two-thirds of the votes entitled to be cast by the holders of our common stock and Series B preferred stock, voting together. Abstentions and broker non-votes will have the effect of votes against this proposal. IF YOU EXECUTE AND RETURN THE ACCOMPANYING PROXY, THE PERSONS NAMED IN THE PROXY WILL VOTE IN ACCORDANCE WITH THE CHOICE YOU SPECIFY ON THE PROXY, OR, IF YOU DO NOT PROPERLY INDICATE A CHOICE, IN FAVOR OF THE ADOPTION OF THE PROPOSED AMENDMENT.

ADVANTAGES

        Our Board of Directors believes that increasing the minimum percentage of the outstanding shares of our capital stock necessary to call a special meeting of our shareholders from 10% to 50% will allow us to avoid the possibility of having to incur the time and expense of preparing for a special meeting of our shareholders without a showing of substantial support for the meeting by our shareholders.

DISADVANTAGES

        The increase in the minimum percentage of the outstanding shares of our capital stock necessary to call a special meeting of our shareholders will tend to make it more difficult for shareholders to call a meeting, even if the subject of the proposed special meeting is a matter that a majority of our shareholders would like to consider at a special meeting, if given the opportunity to do so. This amendment may also make more difficult or discourage a proxy contest involving our company. As a result, this amendment could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of our company, even though such an attempt might be beneficial to our company and our shareholders.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO ADD THE NEW PROPOSED ARTICLE TWELVE TO INCREASE THE MINIMUM PERCENTAGE OF THE OUTSTANDING SHARES OF OUR CAPITAL STOCK NECESSARY TO CALL A SPECIAL MEETING OF OUR SHAREHOLDERS FROM 10% TO 50%.

                                   PROPOSAL 6

                    AMENDMENT TO ARTICLES OF INCORPORATION TO
                DELETE THE SPECIFIC INDEMNIFICATION REQUIREMENTS
                WITH RESPECT TO DIRECTORS, OFFICERS AND EMPLOYEES

        Our Board of Directors has approved by unanimous vote a resolution to amend and restate ARTICLE EIGHT of our articles of incorporation to delete its specific indemnification requirements with respect to our directors, officers and employees and revise the indemnification provisions to simply state that our company shall have the power to, and our Board of Directors shall have the authority to cause our company to:

        o indemnify each of our directors, officers, employees and agents, and each person who is or was serving at our request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, an employee benefit plan or any other enterprise or other entity, to the fullest extent applicable law permits; and

        o purchase and maintain insurance on behalf of any such person against any liability asserted against such person in any such capacity, whether or not we have the power to indemnify that person against that liability under the Texas Business Corporation Act.

The proposed amendment would replace the text of ARTICLE EIGHT with the text of ARTICLE EIGHT set forth in the form of certificate of amendment to our articles of incorporation which we have attached as Appendix B to this proxy statement. Upon approval of the proposed amendment by the requisite vote of our shareholders at the Annual Meeting, the amendment will become effective when we file the certificate of amendment with the Secretary of State of the State of Texas.

        Adoption of the proposed amendment to our articles of incorporation will require the affirmative vote of at least (1) two-thirds of the votes entitled to be cast by the holders of our Series B preferred stock, voting as a separate class, and (2) two-thirds of the votes entitled to be cast by the holders of our common stock and Series B preferred stock, voting together. Abstentions and broker non-votes will have the effect of votes against this proposal. IF YOU EXECUTE AND RETURN THE ACCOMPANYING PROXY, THE PERSONS NAMED IN THE PROXY WILL VOTE IN ACCORDANCE WITH THE CHOICE YOU SPECIFY ON THE PROXY, OR, IF YOU DO NOT PROPERLY INDICATE A CHOICE, IN FAVOR OF THE ADOPTION OF THE PROPOSED AMENDMENT.

REASONS FOR THE PROPOSED AMENDMENT

        ARTICLE EIGHT of our articles of incorporation currently provides that we must indemnify any person (and the heirs, executors and administrators of that person) who is or was a director, officer or employee of our company or of any other corporation which that person served as such at our request and of which we are in any way interested.

        Our Board of Directors believes the group of persons ARTICLE EIGHT currently requires us to indemnify is overly broad, because it includes all our employees as well as employees of certain other corporations. Our Board of Directors believes that it should have discretion to determine if and when we should indemnify any person who is not one of our directors or executive officers. In that connection, our board of directors recently amended and restated our bylaws to, among other things:

        o provide that each person who at any time shall serve or shall have served as a director or executive officer of our company, or any person who, while a director or executive officer of our company, is or was serving at our written request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, shall be entitled to indemnification as and to the fullest extent permitted by Article 2.02-1 of the Texas Business Corporation Act;

        o provide that we may, by adoption of a resolution of our Board of Directors, indemnify and advance expenses to (1) an officer of our company who is not an executive officer of our company, (2) an employee of our company or (3) an agent of our company to the extent and subject to the conditions as our Board of Directors may determine;

        o provide that we may indemnify and advance expenses to persons who are not or were not directors or executive officers of our company, but who are or were serving at our written request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person to the extent and subject to the conditions as our Board of Directors may determine;

        o establish provisions for the entitlement to advances and reimbursement of expenses that relate to claims for indemnification; and

        o establish procedures for the determination of entitlement to indemnification, including special procedures that would be applicable following a change in control of our company.

        We have attached a copy of our amended and restated bylaws as Appendix C to this proxy statement.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT AND RESTATEMENT OF ARTICLE EIGHT OF OUR ARTICLES OF INCORPORATION TO DELETE ITS SPECIFIC INDEMNIFICATION REQUIREMENTS WITH RESPECT TO OUR DIRECTORS, OFFICERS AND EMPLOYEES.

                                   PROPOSAL 7

              AMENDMENT TO ARTICLES OF INCORPORATION TO CONFORM THE PROVISIONS RELATING TO TRANSACTIONS WITH DIRECTORS OR OFFICERS TO
     THE PROVISIONS OF ARTICLE 2.35-1 OF THE TEXAS BUSINESS CORPORATION ACT

        Our Board of Directors has approved by unanimous vote a resolution to amend and restate ARTICLE NINE of our articles of incorporation to make its provisions relating to contracts or transactions we may enter into with any of our directors or officers consistent with the provisions of Article 2.35-1 of the Texas Business Corporation Act. The proposed amendment would replace the text of ARTICLE NINE with the text of ARTICLE NINE set forth in the form of certificate of amendment to our articles of incorporation which we have attached as Appendix B to this proxy statement. Upon approval of the proposed amendment by the requisite vote of our shareholders at the Annual Meeting, the amendment will become effective when we file the certificate of amendment with the Secretary of State of the State of Texas.

        Adoption of the proposed amendment to our articles of incorporation will require the affirmative vote of at least (1) two-thirds of the votes entitled to be cast by the holders of our Series B preferred stock, voting as a separate class, and (2) two-thirds of the votes entitled to be cast by the holders of our common stock and Series B preferred stock, voting together. Abstentions and broker non-votes will have the effect of votes against this proposal. IF YOU EXECUTE AND RETURN THE ACCOMPANYING PROXY, THE PERSONS NAMED IN THE PROXY WILL VOTE IN ACCORDANCE WITH THE CHOICE YOU SPECIFY ON THE PROXY, OR, IF YOU DO NOT PROPERLY INDICATE A CHOICE, IN FAVOR OF THE ADOPTION OF THE PROPOSED AMENDMENT.

REASONS FOR THE PROPOSED AMENDMENT

        Our Board of Directors views the proposed amendment as a technical change to make the provisions of ARTICLE NINE of our articles of incorporation consistent with those set forth in Article 2.35-1 of the Texas Business Corporation Act to avoid possible conflicts with the statutory provisions. In addition, our Board of Directors believes the validation mechanisms for interested director or officer transactions that Article 2.35-1 of the Texas Business Corporation Act provides for are more appropriate than the mechanism that ARTICLE NINE of our articles of incorporation currently sets forth.

        ARTICLE NINE of our articles of incorporation currently provides, among other things, that any contract (1) between us and one or more of our directors,
(2) between us and any firm of which one or more of our directors are members or employees, or in which they are interested or (3) between us and any corporation or association of which one or more of our directors are shareholders, members, directors, officers or employees, or in which they are interested, shall be valid for all purposes, notwithstanding his or their participation in the action, if the fact of such interest shall be disclosed or otherwise known to the Board of Directors and the Board of Directors shall, nevertheless, authorize or ratify the contract or transaction, the interested director or directors to be counted in determining whether a quorum is present and to be entitled to vote on such authorization or ratification. This provision was contained in the articles of incorporation we originally filed with the Secretary of State of the State of Texas in 1979 and predates Article 2.35-1, which was added to the Texas Business Corporation Act in 1985.

        Article 2.35-1 of the Texas Business Corporation Act provides in pertinent part that an otherwise valid contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other domestic or foreign corporation or other entity in which one or more of its directors or officers are directors or officers or have a financial interest shall be valid notwithstanding whether the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if any one of the following is satisfied:

        o the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

        o the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

        o the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the shareholders.

Article 2.35-1 of the Texas Business Corporation Act does not contemplate that its provisions may be varied by the provisions of a corporation's articles of incorporation.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT AND RESTATEMENT OF ARTICLE NINE OF OUR ARTICLES OF INCORPORATION TO CONFORM ITS PROVISIONS RELATING TO CONTRACTS OR TRANSACTIONS WE MAY ENTER INTO WITH ANY OF OUR DIRECTORS OR OFFICERS TO THE PROVISIONS OF ARTICLE 2.35-1 OF THE TEXAS BUSINESS CORPORATION ACT.

                                   PROPOSAL 8

              AMENDMENT TO ARTICLES OF INCORPORATION TO CONFORM THE
            LIMITATION ON A DIRECTOR'S LIABILITY TO THE PROVISIONS OF
        ARTICLE 1302-7.06 OF THE TEXAS MISCELLANEOUS CORPORATION LAWS ACT

         Our Board of Directors has approved by unanimous vote a resolution to amend and restate ARTICLE ELEVEN of our articles of incorporation to conform its limitation on a director's liability to the provisions of Article 1302-7.06 of the Texas Miscellaneous Corporation Laws Act. The proposed amendment would replace the text of ARTICLE ELEVEN with the text of ARTICLE ELEVEN set forth in the form of certificate of amendment to our articles of incorporation which we have attached as Appendix B to this proxy statement. Upon approval of the proposed amendment by the requisite vote of our shareholders at the Annual Meeting, the amendment will become effective when we file the certificate of amendment with the Secretary of State of the State of Texas.

         Adoption of the proposed amendment to our articles of incorporation will require the affirmative vote of at least (1) two-thirds of the votes entitled to be cast by the holders of our Series B preferred stock, voting as a separate class, and (2) two-thirds of the votes entitled to be cast by the holders of our common stock and Series B preferred stock, voting together. Abstentions and broker non-votes will have the effect of votes against this proposal. IF YOU EXECUTE AND RETURN THE ACCOMPANYING PROXY, THE PERSONS NAMED IN THE PROXY WILL VOTE IN ACCORDANCE WITH THE CHOICE YOU SPECIFY ON THE PROXY, OR, IF YOU DO NOT PROPERLY INDICATE A CHOICE, IN FAVOR OF THE ADOPTION OF THE PROPOSED AMENDMENT.

REASONS FOR THE PROPOSED AMENDMENT

         Our Board of Directors views the proposed amendment as a technical change to make the provisions of ARTICLE ELEVEN of our articles of incorporation consistent with the Article 1302-7.06 of the Texas Miscellaneous Corporation Laws Act, which provides in pertinent part as follows:

                  The articles of incorporation of a corporation may provide that a director of the corporation shall not be liable, or shall be liable only to the extent provided in the articles of incorporation, to the corporation or its shareholders or members for monetary damages for an act or omission in the director's capacity as a director, except that this article does not authorize the elimination of limitation of the liability of a director to the extent the director is found liable for: (1) a breach of the director's duty of loyalty to the corporation or its shareholders; (2) an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or an act or omission that involves intentional misconduct or a knowing violation of the law; (3) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or (4) an act or omission for which the liability of a director is expressly provided by an applicable statute.

         Our Board of Directors believes our charter provision should be consistent with the authorizing provision contained in the statute to avoid possible conflicts in the interpretation of the provision our articles of incorporation sets forth.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT AND RESTATEMENT OF ARTICLE ELEVEN OF OUR ARTICLES OF INCORPORATION TO CONFORM ITS LIMITATION ON A DIRECTOR'S LIABILITY TO THE PROVISIONS OF ARTICLE 1302-7.06 OF THE TEXAS MISCELLANEOUS CORPORATION LAWS ACT.

                                   PROPOSAL 9
                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board has selected KPMG LLP to serve as our independent auditors for the year ending March 31, 2002. Although shareholder ratification is not required, the Board has directed that such appointment be submitted to the shareholders for ratification at the Annual Meeting. KPMG LLP has served as our independent auditors since 1979. Representatives of KPMG LLP will be present at the meeting, will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of any shareholders.

         Assuming the presence of a quorum, the affirmative vote of a majority of the votes entitled to be cast by the holders of shares of our common stock and the affirmative vote of a majority of the votes entitled to be cast by the holders of shares of our Series B preferred stock, in each case that voted for or against or expressly abstained from voting, is necessary to ratify the selection of KPMG LLP as our independent auditors for the year ending March 31, 2002. The enclosed form of proxy provides a means for you to vote for the ratification of selection of independent auditors, to vote against it or to abstain from voting with respect to it. IF YOU EXECUTE AND RETURN A PROXY, THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE IN ACCORDANCE WITH THE CHOICE SPECIFIED THEREON, OR IF NO CHOICE IS PROPERLY INDICATED, IN FAVOR OF THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS. In determining whether this item has received the requisite number of affirmative votes, an abstention will have the effect of a vote against the ratification of the appointment of our independent auditors and a broker non-vote will not have any effect on the vote.

AUDIT FEES

         KPMG LLP's fees for our fiscal 2001 audit were $153,225.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         We did not incur any fees to KPMG LLP in fiscal 2001 with respect to financial information systems design and implementation services.

ALL OTHER FEES

         KPMG LLP's fees for all other professional services rendered to us in fiscal 2001 were $56,861.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF SOUTH TEXAS DRILLING FOR THE YEAR ENDING MARCH 31, 2001.

                   EXPENSES RELATED TO THIS PROXY SOLICITATION

         We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors and regular employees may solicit proxies by telephone or personal call without extra compensation for that activity. We also expect to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of our common stock and Series B preferred stock and obtaining the proxies of those owners. We estimate these expenses to be approximately $7,500.

                                OTHER INFORMATION

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS


         Under rules the SEC has established, any shareholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2002 annual meeting of shareholders must send notice of the proposal to our Corporate Secretary at our principal executive offices, 9310 Broadway, Bldg I, San Antonio, Texas 78217, so that we receive that notice by no later than the close of business on February 20, 2002, unless the date of our 2002 annual meeting of shareholders is more than 30 days from the anniversary date of our 2001 Annual Meeting of Shareholders in which case the deadline is a reasonable time before we print and mail our proxy materials for the 2002 annual meeting of shareholders. If you submit a shareholder proposal, you must provide your name and address, the number of shares of common stock you hold of record or beneficially, the date or dates on which you acquired those shares and documentary support for any claim of beneficial ownership.

         In addition, our bylaws establish an advance notice procedure for shareholder proposals to be brought before an annual meeting. In general, the procedure provides that shareholders must submit proposals to us in writing containing certain information specified in our bylaws not earlier than 180 days and not less than 90 days prior to the first anniversary of our preceding year's annual meeting. These requirements are in addition to the SEC's requirements that a shareholder must comply with to have a shareholder proposal included in our proxy statement. We have attached a copy of our bylaws as Appendix C to this proxy statement. Shareholders must deliver the proposals to our Corporate Secretary at South Texas Drilling & Exploration, 9310 Broadway, Bldg I, San Antonio, Texas 78217.

OTHER MATTERS

         Our Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote all proxies according to their best judgment. The form of proxy provides that the persons named as proxies have discretionary authority to vote on matters not known or determined on the date of this proxy statement.

                                          By Order of the Board of Directors



                                          William D. Hibbetts
                                          Corporate Secretary


San Antonio, Texas
July 20, 2001

                                                                      APPENDIX A

                    SOUTH TEXAS DRILLING & EXPLORATION, INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Board of Directors of South Texas Drilling & Exploration, Inc. (the "Corporation") to be known as the Audit Committee. The Audit Committee shall be composed of not less than three members of the Board of Directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member.

The members of the Audit Committee shall be elected at each annual organizational meeting of the Board of Directors and serve until (1) the next annual organizational meeting of the Board of Directors and (2) their successors are duly elected and qualified. Unless a chairman is elected by the full Board of Directors, the members of the Audit Committee may designate a chairman by majority vote of the full Audit Committee membership.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the Corporation's stockholders, potential stockholders and the investment community relating to corporate accounting, reporting practices of the Corporation and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee's policies and procedures should remain flexible, in order to permit the Audit Committee to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all applicable requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

         Review and recommend to the directors the independent auditors to be selected to audit the consolidated financial statements of the Corporation and its subsidiaries.

         Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         Annually approve the fees and other compensation to be paid to the independent auditors.

         Require a formal written statement from the independent auditors consistent with Independence Standards Board Standard No. 1. The Audit Committee is responsible for oversight of auditor independence and shall discuss annually with the independent auditors any relationships or services that may impact the auditors' independence, and take, or recommend to the full Board of Directors, actions to ensure that independence.

         Discuss with the independent auditors their judgment about the quality of the Corporation's accounting principles and the underlying estimates as required by SAS No. 90, Audit Committee Communications.

         Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review the Corporation's internal policy statements to determine their adherence to the Corporation's code of conduct.

         Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders of the Corporation. Any changes in accounting principles should be reviewed.

         Require that the independent auditors communicate to the Audit Committee (or be satisfied that management has communicated) with regard to their quarterly reviews any matters of the types described in SAS No. 61.

         Provide sufficient opportunity for the Corporation's independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of the audit.

         Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

         Review accounting and financial human resources and succession planning within the Corporation.

         Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

         Review this charter periodically, as conditions dictate, but at least annually, and update this charter if necessary or appropriate.

         Perform any other activities consistent with this charter, the Corporation's articles of incorporation, bylaws and other governing documents, as the Audit Committee or the Board of Directors deems necessary or appropriate.

                                                                      APPENDIX B
                          ARTICLES OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                    SOUTH TEXAS DRILLING & EXPLORATION, INC.


         Pursuant to and in accordance with the provisions of Article 4.04 of the Texas Business Corporation Act (the "TBCA"), South Texas Drilling & Exploration, a Texas corporation (the "Corporation"), hereby adopts the following Articles of Amendment to its Articles of Incorporation:

                                    ARTICLE I

         The name of the Corporation is South Texas Drilling & Exploration.

                                   ARTICLE II

         The following amendments to the articles of incorporation were adopted by the shareholders of the Corporation on ____________ __, 2001.

         The amendment to ARTICLE ONE changes the name of the Corporation to "Pioneer Drilling Company".

         The amendment to ARTICLE ONE alters or changes ARTICLE ONE of the original or amended articles of incorporation and the full text of the provision altered is as follows:

                                  "ARTICLE ONE

                                      Name

         The name of the Corporation is Pioneer Drilling Company."

         The amendment to ARTICLE FOUR (1) increases the number of authorized shares of the Corporation's Common Stock from 30,000,000 to 100,000,000 shares,
(2) increases the number of authorized shares of the Corporation's Preferred Stock from 1,000,000 to 10,000,000 shares and (3) amends the provisions authorizing the Corporation's Board of Directors to establish series of unissued shares of Preferred Stock by fixing and determining the designations, preferences, limitations, and relative rights, including voting rights, of the shares of any series so established to the fullest extent provided for in the Texas Business Corporation Act.

         The amendment alters or changes ARTICLE FOUR of the original or amended articles of incorporation and the full text of the altered provisions is as follows:

                                  "ARTICLE FOUR

                                  Capital Stock

         The aggregate number of shares that the Corporation shall have the authority to issue, is 110,000,000 shares, consisting of 100,000,000 shares of common stock, par value $0.10 per share ("Common Stock"), and 10,000,000 shares of preferred stock, par value $1.00 per share ("Preferred Stock").

         The descriptions of the different classes of capital stock of the Corporation and the preferences, designations, relative rights, privileges and powers, and the restrictions, limitations and qualifications thereof, of said classes of stock are as follows:

                                   Division A

         The shares of Preferred Stock may be divided into and issued in one or more series, the relative rights and preferences of which series may vary in any and all respects. The Board of Directors of the Corporation is hereby vested with the authority to establish series of Preferred Stock by fixing and determining all the preferences, limitations and relative rights of the shares of any series so established, to the extent not provided for in these Articles of Incorporation or any amendment hereto, and with the authority to increase or decrease the number of shares within each such series; provided, however, that the Board of Directors may not decrease the number of shares within a series below the number of shares within such series that is then issued. The authority of the Board of Directors with respect to each such series shall include, but not be limited to, determination of the following:

         (1) the distinctive designation and number of shares of that series;

         (2) the rate of dividend (or the method of calculation thereof) payable with respect to shares of that series, the dates, terms and other conditions upon which such dividends shall be payable, and the relative rights of priority of such dividends to dividends payable on any other class or series of capital stock of the Corporation;

         (3) the nature of the dividend payable with respect to shares of that series as cumulative, noncumulative or partially cumulative, and if cumulative or partially cumulative, from which date or dates and under what circumstances.

         (4) whether shares of that series shall be subject to redemption, and, if made subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption (including the manner of selecting shares of that series for redemption if fewer than all shares of such series are to be redeemed);

         (5) the rights of the holders of shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation (which rights may be different if such action is voluntary than if it is involuntary), including the relative rights of priority in that event as to the rights of the holders of any other class or series of capital stock of the Corporation;

         (6) the terms, amounts and other conditions of any sinking or similar purchase or other fund provided for the purchase or redemption of shares of that series;

         (7) whether shares of that series shall be convertible into or exchangeable for shares of capital stock or other securities of the Corporation or of any other corporation or entity, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

         (8) the extent, if any, to which the holders of shares of that series shall be entitled (in addition to any voting rights provided by law) to vote as a class or otherwise with respect to the election of directors of the Corporation or otherwise;

         (9) the restrictions and conditions, if any, upon the issue or reissue of any additional Preferred Stock ranking on a parity with or prior to shares of that series as to dividends or upon liquidation, dissolution or winding up;

         (10) any other repurchase obligations of the Corporation, subject to any limitations of applicable law; and

         (11) notwithstanding their failure to be included in (1) through (10) above, any other designations, preferences, limitations or relative rights of shares of that series.

Any of the designations, preferences, limitations or relative rights (including the voting rights) of any series of Preferred Stock may be dependent on facts ascertainable outside these Articles of Incorporation.

         Shares of any series of Preferred Stock shall have no voting rights except as required by law or as provided in the preferences, limitations and relative rights of that series.

                                   Division B

         1. Dividends. Dividends may be paid on the Common Stock out of any assets of the Corporation available for such dividends, subject to the rights of all outstanding shares of capital stock ranking senior to the Common Stock in respect of dividends.

         2. Distribution of Assets. In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of capital stock ranking senior to the Common Stock in respect of rights upon liquidation, dissolution or winding up the full preferential amounts to which they are respectively entitled, the holders of the Common Stock shall be entitled to receive, pro rata, all the remaining assets of the Corporation available for distribution to its shareholders.

         3. Voting Rights. The holders of the Common Stock shall be entitled to one vote per share for all purposes upon which such holders are entitled to vote.

                                   Division C

         1. No Preemptive Rights. No shareholder of the Corporation shall, by reason of his holding shares of any class or series of capital stock of the Corporation, have any preemptive or preferential right to acquire or subscribe for any additional, unissued or treasury shares of any class or series of capital stock of the Corporation now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying any right, option or warrant to subscribe to or acquire shares of any class or series of capital stock of the Corporation now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities, would adversely affect the dividends or voting or other rights of such shareholder, and the Board of Directors may issue or authorize the issuance of shares of any class or series of capital stock of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying rights, options or warrants to subscribe to or acquire shares of any class or series of capital stock of the Corporation, without offering any such shares, either in whole or in part, to the existing shareholders of any class or series of capital stock of the Corporation.

         2. Share Dividends. Subject to any restrictions in favor of any series of Preferred Stock provided in the relative rights and preferences of such series, the Corporation may pay a share dividend in shares of any class or series of capital stock of the Corporation to the holders of shares of any class or series of capital stock of the Corporation.

         3. No Cumulative Voting. Cumulative voting for the election of directors is expressly prohibited as to all shares of any class or series of capital stock of the Corporation."

         The amendment to ARTICLE SEVEN changes the structure of the Corporation's Board of Directors to a classified board divided into three classes with staggered terms of office and provides that members of the Corporation's Board of Directors may not be removed except for cause.

         The amendment alters or changes Section 1 of ARTICLE SEVEN of the original or amended articles of incorporation and the full text of the altered provision is as follows:

         "Section 1. Number, Election and Terms of Directors. The number of directors which will constitute the whole Board of Directors shall be fixed from time to time by a majority of the directors then in office, subject to an increase in the number of directors by reason of any provisions contained in or established pursuant to Article Four, but in any event will not be less than three. The directors, other than those who may be elected by the holders of any series of Preferred Stock, will be divided into three classes (with each class to be as nearly equal in number as possible): Class I, Class II and Class III. Each director will serve for a term ending on the third annual meeting of the Corporation's shareholders following the annual meeting at which that director was elected; provided, however, that the directors first designated as Class I directors will serve for a term expiring at the annual meeting of the Corporation's shareholders next following March 31, 2002, the directors first designated as Class II directors will serve for a term expiring at the annual meeting of the Corporation's shareholders next following March 31, 2003, and the directors first designated as Class III directors will serve for a term expiring at the annual meeting of the Corporation's shareholders next following March 31, 2004. Each director will hold office until the annual meeting of the Corporation's shareholders at which that director's term expires and, the foregoing notwithstanding, will serve until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal.

         At each annual meeting of the Corporation's shareholders, the directors elected to succeed those whose terms then expire will be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall have designated one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

         In the event of any change in the authorized number of directors, each director then continuing to serve as such will nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his prior death, resignation or removal. Subject to the applicable provisions of the Texas Business Corporation Act, as amended, the Board of Directors will specify the class to which a newly created directorship will be allocated."

         Election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

         The amendment also alters or changes Section 3 of ARTICLE SEVEN of the original or amended articles of incorporation and the full text of the altered provision is as follows:

         "Section 3. Removal of Directors. No director of the Corporation may be removed from office as a director by vote or other action of the shareholders or otherwise except for cause, and then only by the affirmative vote of the holders of at least a majority of the votes of all outstanding shares of capital stock of the Corporation generally entitled to vote in the election of directors, voting together as a single class, at a meeting of shareholders called expressly for that purpose. Except as applicable law otherwise provides, cause for the removal of a director will be deemed to exist only if the director whose removal is proposed: (i) has been convicted, or has been granted immunity to testify in any proceeding in which another has been convicted, of a felony by a court of competent jurisdiction and that conviction is no longer subject to direct appeal; (ii) has been found to have been grossly negligent or guilty of misconduct in the performance of his duties to the Corporation in any matter of substantial importance to the Corporation by (A) the affirmative vote of a majority of the Directors then in office at any meeting of the Board of Directors called for that purpose or (B) a court of competent jurisdiction; or
(iii) has been adjudicated by a court of competent jurisdiction to be mentally incompetent and such mental incompetency directly affects his ability to serve as a director of the Corporation. Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of Preferred Stock are entitled to elect members of the Board of Directors pursuant to the provisions applicable in the case of arrearages in the payment of dividends or other defaults established by the Board of Directors with respect to any series of Preferred Stock pursuant to the provisions of Article Four, any such director of the Corporation so elected may be removed in accordance with the provisions established by the Board of Directors with respect to that series."

         The amendment to ARTICLE EIGHT deletes the specific indemnification requirements with respect to the Corporation's directors, officers and employees.

         The amendment alters or changes ARTICLE EIGHT of the original or amended articles of incorporation and the full text of the altered provision is as follows:

                                 "ARTICLE EIGHT

                                 Indemnification

         The Corporation shall have the power to (and the Board of Directors shall have the authority to cause the Corporation to) indemnify each of its directors, officers, employees and agents, and each person who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, an employee benefit plan or any other enterprise or other entity, to the fullest extent permitted by applicable law. Any repeal or modification of any provision of the bylaws of the Corporation providing for indemnification of any of such persons shall not adversely affect any right or protection of such person existing pursuant to those bylaws with respect to any act or omission occurring prior to the time of such repeal or modification. The Corporation shall also have the power to (and the Board of Directors shall have the authority to cause the Corporation to) purchase and maintain insurance on behalf of any such person, whether or not such person is then serving, against any liability asserted against such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the Texas Business Corporation Act, as amended."

         The amendment to ARTICLE NINE makes the provisions relating to contracts or transactions the Corporation may enter into with its directors or officers consistent with the provisions of Article 2.35-1 of the Texas Business Corporation Act.

         The amendment alters or changes ARTICLE NINE of the original or amended articles of incorporation and the full text of the altered provision is as follows:

                                  "ARTICLE NINE

                        Transactions with the Corporation

         Any contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other domestic or foreign corporation or other entity in which one or more of its directors or officers are directors or officers or have a financial interest, shall be valid notwithstanding whether the director or officer is present at or participates in the meeting of the Board of Directors of the Corporation or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if any one of the following is satisfied:

                  (1) the material facts as to his or their relationships or interests and as to the contract or transaction are disclosed or are known to the Board of Directors of Corporation or a committee thereof, and the Board of Directors or such committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

                  (2) the material facts as to his or their relationships or interests and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders of the Corporation; or

                  (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors of the Corporation, a committee thereof or the shareholders of the Corporation."

No director or officer of the Corporation shall be liable to account to the Corporation for any profits realized by, from or through any contract or transaction by reason of any interest therein when that contract or transaction has been authorized or ratified in accordance with the foregoing provisions of this Article Nine. This Article Nine shall not be construed to invalidate any contract or transaction which would otherwise be valid in the absence of the provisions hereof."

         The amendment to ARTICLE ELEVEN conforms the limitation on a director's liability to the provisions of Article 1302-7.06 of the Texas Miscellaneous Corporation Laws Act.

         The amendment alters or changes ARTICLE ELEVEN of the original or amended articles of incorporation and the full text of the altered provision is as follows:

                                 "ARTICLE ELEVEN

                             Limitation of Liability

         No director of the Corporation shall have any liability to the Corporation or any of its shareholders for monetary damages for any act or omission in the director's capacity as a director of the Corporation, except that nothing in this Article Eleven shall eliminate or limit the liability of a director to the extent the director is found liable for: (1) a breach of the director's duty of loyalty to the Corporation or its shareholders; (2) an act or omission not in good faith that constitutes a breach of duty of the director to the Corporation or an act or omission that involves intentional misconduct or a knowing violation of the law; (3) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or (4) an act or omission for which the liability of a director is expressly provided by an applicable statute. If the Texas Miscellaneous Corporation Laws Act, as amended, or the Texas Business Corporation Act, as amended, is hereafter amended so as to authorize action further eliminating or limiting the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by such statutes, as so amended. The provisions of this Article Eleven shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director which has not been eliminated or limited by the provisions of this Article Eleven. Any repeal or modification of this Article Eleven shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification."


         The amendment to add ARTICLE TWELVE increases the minimum percentage of the outstanding shares of the Corporation's capital stock necessary to call a special meeting of the Corporation's shareholders from 10% to 50%.



         The amendment to add ARTICLE TWELVE is an addition to the original or amended articles of incorporation and the full text of the added provision is as follows:


                                 "ARTICLE TWELVE

                        Special Meetings of Shareholders

         Special meetings of shareholders of the Corporation may be called by the Corporation's chairman of the board or president or the Board of Directors. Subject to the provisions of the Corporation's bylaws governing special meetings, holders of not less than 50% of the outstanding shares of capital stock of the Corporation entitled to vote at the proposed special meeting may also call a special meeting of shareholders of the Corporation by furnishing the Corporation a written request which states the purpose or purposes of the proposed meeting in the manner set forth in the bylaws."

                                   ARTICLE III

         The number of shares of the Corporation outstanding at the time of the adoption of the amendments was ___________ shares of Common Stock and 184,615 shares of Series B Preferred Stock; and the number of shares entitled to vote on each of the amendments was _____________ shares of Common Stock and __________ shares of Series B Preferred Stock.

         The designation and number of outstanding shares of each class entitled to vote as a class on the amendments to ARTICLE ONE, ARTICLE SEVEN, ARTICLE EIGHT, ARTICLE NINE and ARTICLE ELEVEN and to add ARTICLE TWELVE were as follows:


                             Class                 Number of Shares
                             -----                 ----------------
                  Series B Preferred Stock             184,615

         The designation and number of outstanding shares of each class entitled to vote as a class on the amendment to ARTICLE FOUR was as follows:

                             Class                 Number of Shares
                             -----                 ----------------
                  Series B Preferred Stock             184,615

                  Common Stock

                                   ARTICLE IV

         The number of votes for the amendment to ARTICLE ONE was ___________ and the number of votes against the amendment to ARTICLE ONE was ____________.

         The number of shares of each class voted for and against the amendment to ARTICLE ONE was:

                                          Number of
                 Class                  Shares Voted         For        Against
                 -----                  ------------         ---        -------
         Series B Preferred Stock


         The number of votes for the amendment to ARTICLE FOUR was ___________ and the number of votes against the amendment to ARTICLE FOUR was ____________.

                  The number of shares of each class voted for and against the amendment to ARTICLE FOUR was:

                                          Number of
                 Class                  Shares Voted         For        Against
                 -----                  ------------         ---        -------
         Series B Preferred Stock

         Common Stock


         The number of votes for the amendment to ARTICLE SEVEN was ___________ and the number of votes against the amendment to ARTICLE SEVEN was ____________.

         The number of shares of each class voted for and against the amendment to ARTICLE SEVEN was:

                                          Number of
                 Class                  Shares Voted         For        Against
                 -----                  ------------         ---        -------
         Series B Preferred Stock


         The number of votes for the amendment to ARTICLE EIGHT was ___________ and the number of votes against the amendment to ARTICLE EIGHT was ____________.

         The number of shares of each class voted for and against the amendment to ARTICLE EIGHT was:

                                          Number of
                 Class                  Shares Voted         For        Against
                 -----                  ------------         ---        -------
         Series B Preferred Stock


         The number of votes for the amendment to ARTICLE NINE was ___________ and the number of votes against the amendment to ARTICLE NINE was ____________.

         The number of shares of each class voted for and against the amendment to ARTICLE NINE was:

                                          Number of
                 Class                  Shares Voted         For        Against
                 -----                  ------------         ---        -------
         Series B Preferred Stock


         The number of votes for the amendment to ARTICLE ELEVEN was ___________ and the number of votes against the amendment to ARTICLE ELEVEN was ___________.

         The number of shares of each class voted for and against the amendment to ARTICLE ELEVEN was:

                                          Number of
                 Class                  Shares Voted         For        Against
                 -----                  ------------         ---        -------
         Series B Preferred Stock



         The number of votes for the amendment to add ARTICLE TWELVE was ___________ and the number of votes against the amendment to add ARTICLE TWELVE was ___________.

         The number of shares of each class voted for and against the amendment to add ARTICLE TWELVE was:


                                          Number of
                 Class                  Shares Voted         For        Against
                 -----                  ------------         ---        -------
         Series B Preferred Stock


         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to the Articles of Incorporation to be duly executed as of the ____ day of ___________, 2001.

                                       SOUTH TEXAS DRILLING & EXPLORATION, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                      APPENDIX C
                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                    SOUTH TEXAS DRILLING & EXPLORATION, INC.


         The following Amended and Restated Bylaws, adopted by the Board of Directors of South Texas Drilling & Exploration, Inc. (the "Corporation") as of July 1, 2001 (these "Bylaws"), shall govern the business of the Corporation, unless and until such time as these Bylaws may be amended pursuant to the provisions hereof:

                                   ARTICLE I

                                 CAPITAL STOCK

         Section 1. Certificates Representing Shares. The Corporation shall deliver certificates representing shares of capital stock of the Corporation to which holders of its capital stock (each a "Shareholder") are entitled. Such certificates shall be signed by the Chief Executive Officer, the President or a Vice President of the Corporation and either the Secretary or an Assistant Secretary of the Corporation, and shall bear the seal of the Corporation or a facsimile thereof. The signature of any such officer on any such share certificate may be facsimile. In case any officer who has signed or whose facsimile signature has been placed on any such share certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issuance.

         Section 2. Shareholders of Record. The Board of Directors of the Corporation (the "Board of Directors") may appoint one or more transfer agents or registrars of any class of capital stock of the Corporation. Unless and until such appointment is made, the Secretary of the Corporation shall maintain, among other records, a stock transfer book, the stubs in which shall set forth the names and addresses of the holders of all issued shares of capital stock of the Corporation, the number of shares held by each, the certificate numbers representing those shares, the dates of issue of the certificates representing those shares, and whether those shares were issued in connection with original issuances or as a result of transfers. The names and addresses of Shareholders as they appear on the stock transfer book shall be the official list of Shareholders of record for all purposes. The Corporation shall be entitled to treat the holder of record of any shares of capital stock of the Corporation as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, those shares or any rights deriving from those shares, on the part of any other person, including, without limitation, a purchaser, assignee or transferee, unless and until that other person becomes the holder of record of those shares, whether or not the Corporation shall have either actual or constructive notice of the interest of that other person.

         Section 3. Transfer of Shares. Shares of capital stock of the Corporation shall be transferable on the stock transfer books of the Corporation by the holder of record thereof, or his duly authorized attorney or legal representative, upon endorsement and surrender for cancellation of the certificates for such shares. All certificates surrendered for transfer shall be canceled, and no new certificate shall be issued until a former certificate or certificates for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such conditions as the Board of Directors or the Secretary or any other officer of the Corporation may prescribe for the protection of the Corporation and any transfer agent or registrar appointed by the Board of Directors under Section 2 of this Article I.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

         Section 1. Place of Meetings. All meetings of Shareholders shall be held at the registered office of the Corporation, or at such other place within or without the State of Texas as may be designated by the Board of Directors or the officer of the Corporation calling the meeting.

         Section 2. Annual Meeting. Annual meetings of the Shareholders shall be held during each calendar year on a date and at a time designated by the Board of Directors, and on any subsequent day or days to which such meeting may be adjourned, for the purposes of electing directors of the Corporation (each, a "Director") and of transacting such other business as may properly come before the meeting. Failure to designate a time for the annual meeting or to hold the annual meeting at the designated time shall not work a dissolution of the Corporation.

         Section 3. Special Meetings. Special meetings of the Shareholders may be called by the Board of Directors or the Chairman of the Board, the Chief Executive Officer or the President of the Corporation. Special meetings of Shareholders shall be called by the President or the Secretary of the Corporation on the written request of the holders of shares of capital stock of the Corporation constituting at least the percentage of outstanding shares of capital stock of the Corporation entitled to vote at such meeting that the Articles of Incorporation specify as the minimum percentage necessary to call a special meeting of the Shareholders (or in the absence of such specification, the minimum percentage necessary to call a special meeting that the TBCA (as
Section 4 of this Article II defines that term) specifies). Such request shall state the purpose or purposes of that meeting and the matters proposed to be acted on at that meeting. Upon receipt of such request and any related notice required by Sections 8 and/or 9 of this Article II, the Board of Directors shall set a date for the special meeting, set a record date in accordance with Section 5 of this Article II, and shall cause an appropriate officer of the Corporation to give the notice required under Section 4 of this Article II. This Section 3 shall be subject to the rights, if any, of holders of any class or series of capital stock of the Corporation to call special meetings.

         Section 4. Notice of Meeting. Written notice of all meetings of the Shareholders stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called (which may include, in the case of any special meeting called at the written request of Shareholders pursuant to the provisions of Section 3 of this Article II, any purpose or purposes (in addition to the purpose or purposes stated by the requesting Shareholders pursuant to Section 3 of this Article II) as the Board of Directors may determine), shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President or the Secretary of the Corporation or the other officer or person calling the meeting, to each Shareholder entitled to vote at such meeting unless the Board of Directors is seeking Shareholder approval of a plan of merger or exchange, in which case notice shall be delivered not less than 20 nor more than 60 days before the meeting to all Shareholders, whether or not entitled to vote. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to a Shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. Any notice required to be given to any Shareholder under any provision of the Texas Business Corporation Act, as from time to time amended (the "TBCA"), the Articles of Incorporation of the Corporation (as amended from time to time and including each statement respecting any class or series of preferred stock of the Corporation which has been filed by the Corporation in accordance with the provisions of Article 2.13 of the TBCA, the "Articles of Incorporation") or these Bylaws need not be given to the Shareholder if (1) notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or (2) all (but in no event less than two) payments (if sent by first class mail) of distributions or interest on securities during a 12-month period have been mailed to that person, addressed at his address as shown on the stock transfer books of the Corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given. If such a person delivers to the Corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.

         Section 5. Fixing of Record Date. The Board of Directors shall fix and shall have the exclusive authority to fix, in advance, a date as the record date for the purpose of determining Shareholders entitled to notice of or to vote at any annual or special meeting of Shareholders or any adjournment thereof, or Shareholders entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the

Corporation of any of its own shares) or a share dividend, or in order to make a determination of Shareholders for any other proper purpose. Such date, in any case, shall be not more than 60 days, and in the case of a meeting of Shareholders not less than 10 days (20 days if the Shareholders will be asked to vote on a plan of merger or exchange at that meeting), prior to the date on which the particular action requiring such determination of Shareholders is to be taken.

         Section 6. Voting List. The officer or agent having charge of the stock transfer books of the Corporation shall make, at least 10 days before each meeting of Shareholders, a complete list of the Shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of 10 days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any Shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Shareholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the Shareholders entitled to examine such list or transfer books or to vote at any meeting of Shareholders. Failure to comply with any requirements of this Section 6 shall not affect the validity of any action taken at such meeting.

         Section 7. Voting; Proxies. Except to the extent otherwise provided in the Articles of Incorporation, each Shareholder entitled to vote shall be entitled to one vote for each such share, either in person or by proxy executed in writing by him or by his duly authorized attorney-in-fact. If any written proxy designates two or more persons to act as proxies for any meeting of Shareholders, a majority of those persons present at the meeting of Shareholders shall have and may exercise all the powers that written proxy confers on all the persons it so designates, unless that proxy provides otherwise. No proxy shall be valid after 11 months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest.

         Section 8. Nomination of Directors. (a) Subject to such rights of the holders of any class or series of the Corporation's capital stock as the Articles of Incorporation may prescribe, only persons who are nominated in accordance with the procedures this Section 8 sets forth will be eligible for election by Shareholders as Directors. Nominations of persons for election to the Board of Directors may be made at any meeting of Shareholders at which Directors are to be elected: (1) by or at the direction of the Board of Directors or any committee of the Board of Directors which the Board of Directors has duly designated and empowered to nominate persons for election as Directors; or (2) by any Shareholder who (A) is a Shareholder of record at the time that Shareholder gives the notice this Section 8 specifies below, (B) will be entitled to vote at that meeting in the election of the Director for whom that Shareholder is making the nomination and (C) complies with this Section 8.

                (b) For a Shareholder to bring any nomination of a person for election as a Director properly before any meeting of Shareholders, that Shareholder must have given timely notice of that nomination (a "Nomination Notice") in proper written form to the Secretary of the Corporation. To be timely, a Shareholder's Nomination Notice must be delivered to the Secretary of the Corporation, or mailed and received by the Secretary of the Corporation, at the principal offices of the Corporation: (1) if it relates to an election at any annual meeting of Shareholders, not later than the close of business on the 90th day and not earlier than the 180th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that, if the date of the pending annual meeting is more than 30 days before or more than 60 days after that anniversary date, that Nomination Notice will be timely if it is so delivered not later than the last to occur of the close of business on (A) the 90th day prior to the pending annual meeting or (B) the 10th day following the day on which the Corporation first makes a public announcement of the date of the pending annual meeting; and (2) if it relates to any special meeting of Shareholders, and the notice given of that meeting under the provisions of
Section 4 of this Article II states that Directors will be elected at that meeting, not earlier than 180 days prior to that special meeting and not later than the last to occur of the close of business on (A) the 90th day prior to that special meeting or (B) the 10th day following the day on which the Corporation first makes a public announcement of the date of that special meeting. The public disclosure of an adjournment of any annual or special meeting will not in any event commence a new time period for the giving of any Nomination Notice.

                (c) To be in proper written form, any Nomination Notice of a Shareholder must: (1) set forth (A) as to each person whom that Shareholder proposes to nominate for election as a Director, (i) the name, age and business address of that person, (ii) the principal occupation or employment of that person, (iii) the class or series and number of shares of capital stock of the Corporation which that person owns beneficially or of record and (iv) all other information, if any, relating to that person which Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder would require the Corporation or that Shareholder to disclose in a proxy statement or any other filing in connection with solicitations of proxies for an election of directors and (B) as to that Shareholder and the beneficial owner, if any, of capital stock of the Corporation on whose behalf the nomination is being made, (i) the name and address of that Shareholder as they appear in the stock records of the Corporation and the name and address of that beneficial owner, (ii) the class or series and the number of shares of capital stock of the Corporation which that Shareholder and that beneficial owner each owns beneficially or of record, (iii) a description of all arrangements and understandings between that Shareholder or that beneficial owner and each proposed nominee of that Shareholder and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by that Shareholder, (iv) a representation by that Shareholder that he intends to appear in person or by proxy at that meeting to nominate the person(s) named in that Nomination Notice, (v) a representation whether the Shareholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to elect the nominee and/or (y) to otherwise solicit proxies from Shareholders in support of such nomination and (vi) all other information, if any, relating to that Shareholder and that beneficial owner which Section 14 of the Exchange Act and the rules and regulations thereunder would require the Corporation or that Shareholder to disclose in a proxy statement or any other filing in connection with solicitations of proxies for an election of directors; and (2) be accompanied by a written consent of each person that Shareholder proposes to nominate for election as a Director to be named as such a nominee and to serve as a Director if elected. The Corporation may require any proposed nominee to furnish such other information as it may reasonably request to determine the eligibility of such proposed nominee to serve as a Director.

                (d) Except as the Articles of Incorporation, these Bylaws or applicable law otherwise provides, the chairman of any meeting of Shareholders at which Directors are to be elected will have the power and duty to determine whether nominations of persons for election as Directors have been made in accordance with the procedures this Section 8 sets forth (including whether the Shareholder or beneficial owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such Shareholder's nominee in compliance with such Shareholder's representation as clause (c)(1)(B)(v) of this Section 8 requires) and, if that chairman determines that any such nomination has not been made in compliance with these procedures, to declare to that meeting that such nomination is defective and will be disregarded. Notwithstanding the foregoing provisions of this Section 8, if the Shareholder (or a qualified representative of the Shareholder) does not appear at the annual or special meeting of the Shareholders to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

                (e) Notwithstanding anything in Section 8(b) to the contrary, if the number of Directors to be elected at an annual meeting of Shareholders is increased and the Corporation has not made a public announcement at least 100 days prior to the first anniversary of the preceding year's annual meeting of Shareholders, which announcement (1) names all the nominees for Director or (2) specifies the size of the increased Board of Directors, a Shareholder's Nomination Notice will be timely, but only with respect to nominees for any new positions that increase creates, if that Nomination Notice is delivered to the Secretary of the Corporation, or mailed and received by the Secretary of the Corporation at, the principal offices of the Corporation not later than the close of business on the 10th day following the day on which the Corporation first makes that public announcement.

                (f) For purposes of this Section 8 and Section 9 of this Article II, "public announcement" means disclosure in a press release the Dow Jones News Service, Associated Press or any comparable national news service in the United States reports or in a document the Corporation publicly files with the Securities and Exchange Commission under the Exchange Act.

                (g) Notwithstanding the foregoing provisions of this Section 8, a Shareholder also must comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters this
Section 8 sets forth.

         Section 9. Other Shareholder Business. (a) At any annual meeting the Corporation holds pursuant to Section 2 of this Article II, the Shareholders will transact only such business, in addition to the election of Directors, as has been properly brought before that meeting. Except as the Articles of Incorporation otherwise provides, to be brought properly before any annual meeting, business other than the election of Directors ("Other Business") must be (1) business the notice of that meeting (or any supplement thereto) given by or at the direction of the Board of Directors specifies, (2) business otherwise properly brought before that meeting by or at the direction of the Board of Directors and (3) business (A) properly brought before that meeting by a Shareholder who (i) is a Shareholder of record at the time that Shareholder gives the notice this Section 9 specifies below, (ii) will be entitled to vote on that business at that meeting and (iii) complies with this Section 9, (B) that is a proper subject for Shareholder action and (C) is properly introduced at that meeting.

                (b) For a Shareholder to bring any Other Business properly before any annual meeting of Shareholders, that Shareholder must have given timely notice thereof (a "Business Notice") in proper written form to the Secretary of the Corporation. To be timely, a Shareholder's Business Notice must be delivered to the Secretary of the Corporation, or mailed and received by the Secretary of the Corporation at, the principal offices of the Corporation not later than the close of business on the 90th day and not earlier than the 180th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that, if the date of the pending annual meeting is more than 30 days before or more than 60 days after that anniversary date, that Business Notice will be timely if it is so delivered not later than the last to occur of the close of business on (1) the 90th day prior to that pending annual meeting or (2) the 10th day following the day on which the Corporation first makes a public announcement of the date of the pending meeting. The public disclosure of an adjournment of any annual meeting will not in any event commence a new time period for the giving of any Business Notice.

                (c) To be in proper written form, any Business Notice of a Shareholder must set forth: (1) as to each matter of Other Business that Shareholder proposes to bring before an annual meeting, (A) a brief description of that Other Business, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Articles of Incorporation or these Bylaws, the language of the proposed amendment), (C) the reasons for conducting that Other Business at an annual meeting and (D) each material interest in that Other Business of that Shareholder and the beneficial owner, if any, of capital stock of the Corporation on whose behalf that proposal is being made; and (2) as to that Shareholder and each such beneficial owner, (A) the name and address of that Shareholder as they appear on the Corporation's books and the name and address of that beneficial owner, (B) the class or series and the number of shares of capital stock of the Corporation which that Shareholder and that beneficial owner each owns beneficially or of record, (C) a description of all arrangements and understandings between that Shareholder or that beneficial owner and any other person or persons (including their names) in connection with that Other Business, (D) a representation by that Shareholder that he intends to appear in person or by proxy at that meeting to bring that Other Business before that meeting and (E) a representation whether the Shareholder or the beneficial owner, if any, intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal and/or (ii) otherwise to solicit proxies from Shareholders in support of such proposal. The foregoing notice requirements shall be deemed satisfied by a Shareholder if the Shareholder has notified the Corporation of his intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such Shareholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for that annual meeting.

                (d) Except as applicable law otherwise provides, the chairman of any annual meeting of Shareholders will have the power and duty to determine whether proposals by Shareholders of any Other Business to be brought before that meeting have been made in accordance with the procedures this Section 9 sets forth (including whether the Shareholder or beneficial owner, if any, on whose behalf the proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such Shareholder's proposal in compliance with such Shareholder's representation as clause (c)(2)(E) of this Section 9 requires) and, if that chairman determines that any such proposal has not been made in compliance with these procedures, to declare to that meeting that such proposal is defective and will be disregarded.

                (e) At any special meeting the Corporation holds pursuant to
Section 3 of this Article II, the Shareholders will transact only such business as (1) the notice given of that meeting under the provisions of Section

4 of this Article II sets forth and (2) constitutes matters incident to the conduct of that meeting as the chairman of that meeting determines to be appropriate.

                (f) Notwithstanding the foregoing provisions of this Section 9, a Shareholder also must comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters this
Section 9 sets forth.

         Section 10. Quorum and Required Vote. The holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote at a meeting of Shareholders, represented in person or by proxy, shall constitute a quorum as to any matter to be presented at that meeting, but, if a quorum is not present or represented, a majority in interest of those present or represented may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. Unless otherwise provided in the Articles of Incorporation, Directors that are elected by Shareholders shall be elected by a plurality of the votes cast by the holders of shares of capital stock of the Corporation entitled to vote in the election of Directors at a meeting of Shareholders at which a quorum is present. With respect to any other matter, except for any matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBCA, the Articles of Incorporation or these Bylaws, the affirmative vote of the holders of a majority of the shares of capital stock of the Corporation entitled to vote on, and that voted for or against or expressly abstained with respect to, that matter at a meeting of Shareholders at which a quorum is present shall be the act of the Shareholders.

         Section 11. Officers. The Chief Executive Officer of the Corporation shall, if present, preside at and be the chairman of, and the Secretary of the Corporation shall keep the records of, each meeting of Shareholders. In the absence, or failure or refusal to perform, of either such officer, his duties shall be performed by another officer of the Corporation appointed by the Board of Directors or appointed at the meeting.

         Section 12. Conduct of Meetings. At each meeting of the Shareholders, the manner of voting shall be by ballot, by voice vote or by a showing of hands, at the discretion of the chairman of the meeting. The chairman of a meeting of Shareholders shall have the power to appoint inspectors of election and to establish and interpret rules and regulations for the conduct of the meeting. Those rules and regulations may include, without limitation, the following: (1) the establishment of an agenda or order of business for the meeting; (2) rules and procedures for maintaining order at the meeting and the safety of those present; (3) limitations on attendance at or participation in the meeting to Shareholders of record, their duly authorized and constituted proxies or such other persons as the chairman of the meeting may determine; (4) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (5) limitations on the time allotted to questions or comments by participants. Except to the extent the chairman of any meeting otherwise prescribes, no rules of parliamentary procedure will govern any meeting of Shareholders.

                                  ARTICLE III

                                   DIRECTORS

         Section 1. Authority of Directors; Number; Qualifications. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors, which may exercise all powers of the Corporation and do all lawful acts and things on behalf of the Corporation, except for those powers or acts that applicable law, the Articles of Incorporation or these Bylaws require the Shareholders to exercise or do. As of the date of the adoption of these Bylaws, the Board of Directors consists of six Directors. Subject to any limitations contained in the Articles of Incorporation, the number of Directors may be increased or decreased from time to time by resolution of the Board of Directors or by due election of that number of Directors by the Shareholders, but no decrease shall have the effect of shortening the term of any incumbent Director. Directors need not be residents of the State of Texas or Shareholders.

         Section 2. Chairman of the Board; Order of Business. The Board of Directors, in its discretion, may elect from the Directors a Chairman of the Board, who, if present, shall preside at meetings of the Board of

Directors. The Board of Directors will transact business at its meetings in such order as the Chairman of the Board or the Board of Directors by resolution shall determine.

         Section 3. Vacancies. Any vacancy occurring in the Board of Directors or any directorship to be filled by reason of an increase in the number of Directors may be filled by election at an annual or special meeting of Shareholders called for that purpose or by the affirmative vote of a majority of the remaining Directors, though less than a quorum of the whole Board of Directors; provided, however, that any directorship to be filled by the Board of Directors by reason of an increase in the number of Directors may be filled for a term of office continuing only until the next election of one or more Directors by the Shareholders; and provided, further, that the Board of Directors may not fill more than two directorships to be filled by reason of an increase in the number of Directors during the period between any two successive annual meetings of Shareholders. Subject to the foregoing, a Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. The provisions of this Section 3 shall be subject to the rights, if any, of holders of any class or series of capital stock of the Corporation to elect Directors and remove Directors elected by them and to fill any vacancy in any such directorship.

         Section 4. Place of Meeting. Meetings of the Board of Directors may be held either within or without the State of Texas, at whatever place is specified by the person or persons calling the meeting (except that, in the case of the annual meeting of the Board of Directors, the place of the meeting shall be as provided in Section 5 of this Article III).

         Section 5. Regular Meetings. The Board of Directors shall meet each year immediately following the annual meeting of the Shareholders, at the place of such meeting, for the transaction of such business as may properly be brought before it. No notice of annual meetings need be given to either existing or newly elected members of the Board of Directors. Regular meetings may be held at such other times as shall be designated from time to time by the Board of Directors.

         Section 6. Special Meetings. Special meetings of the Board of Directors may be held at any time upon the call of the Chairman of the Board or the Chief Executive Officer of the Corporation or a majority of the Directors. Notice of special meetings shall be given to each Director, and may be given by any of the following methods: (1) by mail or telegram sent to the last known business or residence address of such Director at least four days before the meeting or (2) by facsimile to the last known business or residence facsimile number of such Director transmitted at least two days before the meeting. For purposes of the foregoing sentence, notice shall be deemed given (1) by mail, when deposited in the U.S. mail, postage prepaid, or by telegram, when the telegram is delivered to the telegraph company for transmittal and (2) by facsimile, when transmittal is confirmed by the sending facsimile machine. In calculating the number of days' notice received by a Director, the date the notice is given by any of the foregoing methods shall be counted, but the date of the meeting to which the notice relates shall not be counted. Notice of the time, place and purpose of a special meeting may be waived in writing before or after such meeting, and shall be equivalent to the giving of notice. Attendance of a Director at such meeting shall also constitute a waiver of notice thereof, except where the Director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Except as otherwise herein provided, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 7. Quorum. Subject to the requirements of applicable law, a majority of the number of Directors fixed in the manner provided in these Bylaws as from time to time amended shall constitute a quorum for the transaction of business, but a smaller number may adjourn any duly called meeting of the Board of Directors from time to time until they can secure the attendance of a quorum. The act of a majority of the Directors present at any meeting of the Board of Directors at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by applicable law. Any regular or special Directors' meeting may be adjourned from time to time by those present, whether a quorum is present or not.

         Section 8. Committees. The Board of Directors, by resolution or resolutions passed by a majority of the whole Board of Directors, may designate one or more members of the Board of Directors to constitute an executive committee (the "Executive Committee") and one or more other committees, which shall in each case consist of such number of Directors as the Board of Directors may determine. The Executive Committee shall have and may exercise, subject to such restrictions as may be contained in the Articles of Incorporation or that may be imposed by applicable law, all the authority of the Board of Directors, including without limitation the power and authority to declare a dividend and to authorize the issuance of shares of capital stock of the Corporation. Each other committee shall have and may exercise such powers of the Board of Directors in the management of the business and affairs of the Corporation, including without limitation the power and authority to declare a dividend and to authorize the issuance of shares of capital stock of the Corporation, as the Board of Directors may determine by resolution and specify in the respective resolutions appointing them, subject to such restrictions as may be contained in the Articles of Incorporation or that may be imposed by applicable law. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of all the members of any such committee may fix its rules of procedure, determine its action and fix the time and place, whether within or without the State of Texas, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall provide otherwise by resolution. The Board of Directors shall have power to change the membership of any such committee at any time, to fill vacancies therein and to disband any such committee, for any reason, at any time and from time to time. Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

         Section 9. Compensation. Directors may be paid such compensation, if any, for service as a Director as may be fixed by the Board of Directors from time to time; provided, that no such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Directors may also be reimbursed for their expenses, if any, of attendance at each regular or special meeting of the Board of the Directors or any committee thereof.

         Section 10. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the members of the Board of Directors or committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting.

                                   ARTICLE IV

                                    OFFICERS

         Section 1. Officers. The officers of the Corporation shall be elected by the Board of Directors, and shall include a Chief Executive Officer, a President and a Secretary. The Board of Directors, in its discretion, may also elect a Chief Financial Officer, a Chief Operating Officer, one or more Vice Presidents, a Treasurer and such other officers as the Board of Directors may from time to time designate, all of whom shall hold office until the first meeting of the Board of Directors after the annual meeting of Shareholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any two or more offices may be held by the same person. The Board of Directors may designate which of such officers are to be treated as executive officers for purposes of these Bylaws or for any other purpose.

         The salaries of the officers shall be determined by the Board of Directors, and may be altered by the Board of Directors from time to time except as otherwise provided by contract. No officer of the Corporation will have any contractual right against the Corporation for compensation by reason of his election or appointment as an officer of the Corporation beyond the date of his service as such, except as a written employment or other contract otherwise may provide. All officers shall be entitled to be paid or reimbursed for all costs and expenditures reasonably incurred in connection with the Corporation's business.

         Section 2. Vacancies. Whenever any vacancy shall occur in any office by death, resignation, increase in the number of officers of the Corporation, or otherwise, the same shall be filled by the Board of Directors, and the officer so elected shall hold office until the first meeting of the Board of Directors after the annual meeting of Shareholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal.

         Section 3. Removal. The Board of Directors may remove any officer with or without cause at any time, but any such removal will not prejudice the contractual rights of that officer, if any, against the Corporation. Election or appointment of an officer or agent shall not of itself create contract rights.

         Section 4. Chief Executive Officer. The Chief Executive Officer of the Corporation will, subject to the control of the Board of Directors: (1) have general supervision and control of the affairs, business, operations and properties of the Corporation; (2) see that all orders and resolutions of the Board of Directors are carried into effect; (3) have the power to appoint and remove all subordinate officers, employees and agents of the Corporation, except for those the Board of Directors elects or appoints; and (4) sign and execute, under the seal of the Corporation, all contracts, instruments, mortgages and other documents (collectively, "documents") of the Corporation which require that seal, except as applicable law otherwise requires or permits any document to be signed and executed and except as these Bylaws, the Board of Directors or the Chief Executive Officer authorizes other officers of the Corporation to sign and execute documents. The Chief Executive Officer also will perform such other duties and may exercise such other powers as generally pertain to his office or these Bylaws or the Board of Directors by resolution assigns to him from time to time.

         Section 5. Powers and Duties of Other Officers. The other officers of the Corporation will have such powers and duties in the management of the Corporation as the Board of Directors by resolution may prescribe and, except to the extent so prescribed, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

         Section 6. Delegation of Authority. In the case of any absence of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may delegate some or all of the powers or duties of such officer to any other officer or to any Director, employee, Shareholder or agent for whatever period of time seems desirable.

                                   ARTICLE V

                                   INDEMNITY

         Section 1. Indemnification of Directors and Executive Officers. The Corporation shall indemnify each person who at any time shall serve, or at any time after the date of adoption of these Bylaws shall have served, as a Director or executive officer of the Corporation, or any person who, while a Director or executive officer of the Corporation, is or was serving at the written request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise (each such person referred to herein as an "Indemnitee"), in each case as and to the fullest extent Article 2.02-1 of the TBCA permits. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled as a matter of law or under any agreement, other provision of these Bylaws, vote of Shareholders or Directors, or other arrangement. The Corporation may enter into indemnification agreements with its officers and Directors that contractually provide to them the benefits of the provisions of this Article V and include related provisions meant to facilitate the Indemnitees' receipt of such benefits and such other indemnification protections as the Board of Directors may deem appropriate.

         Section 2. Advancement or Reimbursement of Expenses. The rights of each Indemnitee provided under Section 1 of this Article V shall include, but not be limited to, the right to be indemnified and to have expenses advanced by the Corporation in all proceedings to the fullest extent Article 2.02-1 of the TBCA permits. In addition, to the extent an Indemnitee is, by reason of his Corporate Status (as Section 9 of this Article V defines that term), a witness or otherwise participates in any proceeding at a time when he is not named a defendant or respondent in the proceeding, the Corporation shall indemnify him against all expenses actually and reasonably incurred by him or on his behalf in connection therewith. The Corporation shall pay all reasonable expenses incurred by or on behalf of any Indemnitee in connection with any proceeding or claim, whether brought by the Corporation or otherwise, in advance of any determination respecting entitlement to indemnification pursuant to this Article V within 10 days after the receipt by the Corporation of a written request from that Indemnitee accompanied by documentation reasonably evidencing such expenses and requesting such payment or payments from time to time, whether prior to or after final disposition of such proceeding or claim; provided that the Indemnitee undertakes and agrees in writing that he will reimburse and repay the Corporation for any expenses so advanced to the extent that it shall ultimately be determined, in accordance with the provisions of Article 2.02-1 of the TBCA, that he is not entitled to be indemnified against such expenses.

         Section 3. Determination of Request. Upon written request to the Corporation by an Indemnitee for indemnification pursuant to these Bylaws, a determination, if required by applicable law, with respect to that Indemnitee's entitlement thereto shall be made in accordance with Article 2.02-1 of the TBCA; provided, however, that, notwithstanding the foregoing, if a Change in Control (as Section 9 of this Article V defines that term) shall have occurred, such determination shall be made by Independent Counsel (as Section 9 of this Article V defines that term) selected by the Board of Directors from a list of three reasonably acceptable choices proposed by the Indemnitee, unless the Indemnitee shall request that such determination be made in accordance with Article 2.02-1F
(1) or (2) of the TBCA. The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred in connection with any such determination. If a Change in Control shall have occurred, the Indemnitee shall be presumed (except as otherwise expressly provided in this Article V) to be entitled to indemnification under this Article V upon submission of a request to the Corporation for indemnification, and thereafter the Corporation shall have the burden of proof in overcoming that presumption in reaching a determination contrary to that presumption. The presumption shall be used by Independent Counsel, or such other person or persons determining entitlement to indemnification, as a basis for a determination of entitlement to indemnification unless the Corporation provides information sufficient to overcome that presumption by clear and convincing evidence or the investigation, review and analysis of Independent Counsel or such other person or persons convinces him or them by clear and convincing evidence that the presumption should not apply.

         Section 4. Effect of Certain Proceedings. The termination of any proceeding or of any claim against any Indemnitee in a proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, shall not (except as this Article V otherwise expressly provides) by itself adversely affect the right of that Indemnitee to indemnification or create a presumption that he did not conduct himself in good faith and in a manner that he reasonably believed, in the case of conduct in his official capacity, that was in the best interests of the Corporation or, in all other cases, that was not opposed to the best interests of the Corporation or, with respect to any criminal proceeding, that he had reasonable cause to believe that his conduct was unlawful, and that Indemnitee shall be deemed to have been found liable in respect of any claim only after he shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

         Section 5. Expenses of Enforcement of Article. In the event that any Indemnitee, pursuant to this Article V, seeks a judicial adjudication to enforce his rights under, or to recover damages for breach of, any rights created under or pursuant to this Article V, that Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all expenses he actually and reasonably incurs in that judicial adjudication but only if he prevails therein. If it shall be determined in that judicial adjudication that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses the Indemnitee incurs in connection with that judicial adjudication shall be reasonably prorated in good faith by counsel for the Indemnitee.

         Section 6. Indemnification of Other Officers, Employees and Agents. The Corporation, by adoption of a resolution of the Board of Directors, may indemnify and advance expenses to (1) an officer of the Corporation who is not an executive officer of the Corporation, (2) an employee of the Corporation or
(3) an agent of the Corporation to the same extent and subject to the same conditions (or to such lesser extent and/or with such other conditions as the Board of Directors may determine) under which it may indemnify and advance expenses to an Indemnitee under this Article V; and the Corporation may indemnify and advance expenses to persons who are not or were not Directors or executive officers of the Corporation, but who are or were serving at the written request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person to the same extent and subject to the same conditions (or to such lesser extent and/or with such other conditions as the Board of Directors may determine) that it may indemnify and advance expenses to Indemnitees under this
Article V.

         Section 7. Insurance Arrangements. The Corporation may, but is not required to, procure or maintain insurance or other similar arrangements, at its expense, to protect itself and any person, including any Indemnitee, who is or was a director, officer, employee, agent or fiduciary of the Corporation or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, proprietorship, trust, employee benefit plan or other enterprise, against any expense, liability or loss asserted against or incurred by that person, in such a capacity or arising out of his status as such a person, whether or not the Corporation would have the power to indemnify that person against that expense or liability.

         Section 8. Severability. If a court of competent jurisdiction holds any provision or provisions of this Article V to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions of this Article V shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article V shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         Section 9. Definitions. The following terms are used herein as follows:

                  "Change in Control" means a change in control of the Corporation occurring after the date of adoption of these Bylaws of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) under the Exchange Act, whether or not the Corporation is then subject to such reporting requirement; provided, however, that, without limitation, a Change in Control shall be deemed to have occurred if at any time after the date of adoption of these Bylaws (1) any "person" (as Sections 13(d) and 14(d) under the Exchange Act use that term) is or becomes the "beneficial owner" (as Rule 13d-3 under the Exchange Act defines that term), directly or indirectly, of securities of the Corporation representing 40% or more of the combined voting power of the Corporation's then outstanding Voting Stock (as defined below) without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to that person's attaining that percentage interest; (2) the Corporation is a party to a merger, consolidation, share exchange, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to that transaction or event constitute less than a majority of the Board of Directors thereafter, or (3) during any 15-month period, individuals who at the beginning of that period constituted the Board of Directors (including for this purpose any new Director whose election or nomination for election by the Shareholders was approved by a vote of at least a majority of the Directors then still in office who were Directors at the beginning of that period) cease for any reason to constitute at least a majority of the Board of Directors.

                  "Corporate Status" means the status of a person who is or was a director, officer, partner, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the written request of the Corporation.

                  "Disinterested Director" means a Director who is not a named defendant or respondent to the proceeding or subject to a claim in respect of which indemnification is sought by Indemnitee.

                  "Independent Counsel" means, with respect to any determination involving an Indemnitee's rights to indemnification under this Article V, a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither contemporaneously is, nor in the five years theretofore has been, retained to represent: (a) the Corporation or the Indemnitee in any matter material to either such party, (b) any other party to the proceeding giving rise to a claim for indemnification hereunder or (c) the beneficial owner, directly or indirectly, of securities of the Corporation representing 40% or more of the combined voting power of the Corporation's then outstanding Voting Stock. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or the Indemnitee in an action to determine the Indemnitee's rights to indemnification under these Bylaws.

                  "Other enterprise" shall include, but shall not be limited to, an "other entity" as Section 1.01 of the TBCA (including any amendment that may from time to time be made to that Section) defines that term.

                  "Voting Stock" means all outstanding shares of all classes and series of capital stock of the Corporation entitled to vote generally in the election of Directors, considered as one class; and, if the Corporation shall have shares of Voting Stock entitled to more or less than one vote for any such share, any reference in this

Article V to a percentage in voting power of Voting Stock shall be calculated by reference to the percentage of votes the holders of those shares are entitled to cast generally in the election of Directors.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         Section 1. Amendments. These Bylaws may be amended or repealed, or new bylaws may be adopted, by (1) the Board of Directors, unless the Shareholders in amending, repealing or adopting a particular bylaw (pursuant to the provisions of clause (2) of this sentence) expressly provide that the Board of Directors may not amend or repeal that bylaw or unless the Articles of Incorporation or the TBCA reserves the power to take such action to the Shareholders in whole or part, or (2) the affirmative vote of the holders of at least a majority of the shares of capital stock of the Corporation entitled to vote on the matter, unless the Articles of Incorporation or a bylaw adopted by the Shareholders provides otherwise as to all or some portion of these Bylaws; provided, however, that any amendment or repeal of any provision of Article V of these Bylaws shall not adversely affect any right or protection of an Indemnitee thereunder with respect to any act or omission occurring prior to the time of that amendment or repeal.

         Section 2. Waiver. Whenever any notice is required to be given to any Shareholder, Director or member of any committee of the Board of Directors under the provisions of any law, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a person at a meeting will constitute a waiver of notice of that meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Shareholders, the Board of Directors or any committee of the Board of Directors need be specified in any written waiver of notice unless the Articles of Incorporation or these Bylaws so require.

         Section 3. Conference Telephone Meetings. Meetings of Shareholders or the Board of Directors, or any committee thereof, may be held by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 3 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section 4. Offices. The principal office of the Corporation shall be located at 9310 Broadway, Bldg. I, San Antonio, Texas 78217, unless and until changed by resolution of the Board of Directors. The Corporation may also have offices at such other places as the Board of Directors may from time to time designate or as the business of the Corporation may require.

         Section 5. Resignations. Any Director or officer of the Corporation may resign at any time. Any such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chief Executive Officer or Secretary of the Corporation. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

         Section 6. Seal. The seal of the Corporation shall be circular in form with a five-pointed star in the center and the name of the Corporation and the word "Texas" around the margin, or be in such other form as may be fixed by resolution of the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed on, affixed to or in any manner reproduced on instruments of any nature required to be executed by its officers.

         Section 7. Fiscal Year. The fiscal year of the Corporation shall be the year beginning on April 1, or such other fiscal year as shall be fixed by resolution of the Board of Directors.

                                                                 (Front of Card)
                    SOUTH TEXAS DRILLING & EXPLORATION, INC.

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Wm. Stacy Locke and William D. Hibbetts, and each of them, with full power of substitution and resubstitution to represent the undersigned and to vote all the shares of common stock or Series B preferred stock of South Texas Drilling & Exploration, Inc., a Texas corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on August 17, 2001 and at any adjournment or postponement thereof (1) as hereinafter specified on the proposals listed on the reverse side hereof and as more particularly described in the Proxy Statement of the Company dated July 20, 2001 (the "Proxy Statement") and (2) in their discretion on such other matters as may properly come before the meeting.


Every properly signed proxy that is returned prior to the meeting will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED (1) FOR THE NOMINEES LISTED IN PROPOSAL 1, (2) FOR EACH OF THE PROPOSED AMENDMENTS TO OUR ARTICLES OF INCORPORATION IN PROPOSALS 2, 3, 4, 5, 6, 7 AND 8 AND (3) FOR THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2002 IN PROPOSAL 9.

The undersigned hereby acknowledges receipt of the Company's annual report for the fiscal year ended March 31, 2001 and its Notice of 2001 Annual Meeting of Shareholders and the related Proxy Statement.

                                                                  (Back of Card)

                   PLEASE MARK, SIGN AND DATE YOUR PROXY CARD
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                         ANNUAL MEETING OF SHAREHOLDERS
                    SOUTH TEXAS DRILLING & EXPLORATION, INC.

                                 August 17, 2001

                          Please fold and detach here.


 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         [X]      Please mark votes in blue or black ink as in this example.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING
PROPOSALS:

         PROPOSAL 1. To elect the nominees listed at right to the Board of Directors to serve until their respective successors are elected and qualified.

[ ] FOR all nominees                [ ] WITHHOLD                      NOMINEES:
    listed at right (except as          AUTHORITY to vote for all     Michael E. Little
    indicated to the contrary           nominees listed at right.     Wm. Stacy Locke
    below).*                                                          William D. Hibbetts
                                                                      William H. White
                                                                      James M. Tidwell
                                                                      C. John Thompson

         * INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PLEASE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED HERE:
______________________________________________.

         PROPOSAL 2. To amend and restate ARTICLE ONE of the Company's articles of incorporation to change the Company's name to "Pioneer Drilling Company."

         [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

         PROPOSAL 3. To amend and restate ARTICLE FOUR of the Company's articles of incorporation to (1) increase the number of authorized shares of the Company's common stock from 30,000,000 to 100,000,000 shares, (2) increase the number of authorized shares of the Company's preferred stock from 1,000,000 to 10,000,000 shares and (3) amend the provisions authorizing the Company's Board of Directors to establish series of unissued shares of the Company's preferred stock by fixing and determining the designations, preferences, limitations and relative rights, including voting rights, of the shares of any series so established to the fullest extent provided for in the Texas Business Corporation Act.

         [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

         PROPOSAL 4. To amend and restate Sections 1 and 3 of ARTICLE SEVEN of the Company's articles of incorporation to change the structure of the Company's Board of Directors to a classified board divided into three classes with staggered terms of office and to provide that members of the Company's Board of Directors may not be removed except for cause.

         [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

         PROPOSAL 5. To amend the Company's articles of incorporation by adding a new ARTICLE TWELVE that would increase the minimum percentage of the outstanding shares of the Company's capital stock necessary to call a special meeting of its shareholders from 10% to 50%.

         [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

         PROPOSAL 6. To amend and restate ARTICLE EIGHT of the Company's articles of incorporation to delete its specific indemnification requirements with respect to the Company's directors, officers and employees.

         [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

         PROPOSAL 7. To amend and restate ARTICLE NINE of the Company's articles of incorporation to make its provisions relating to contracts or transactions between the Company and its directors or officers consistent with the provisions of Article 2.35-1 of the Texas Business Corporation Act.

         [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

         PROPOSAL 8. To amend and restate ARTICLE ELEVEN of the Company's articles of incorporation to conform its limitation on a director's liability to the provisions of Article 1302-7.06 of the Texas Miscellaneous Corporation Laws Act.

         [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

         PROPOSAL 9. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending March 31, 2002.

         [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

                                 MARK HERE FOR            MARK HERE IF YOU
                                 ADDRESS CHANGE           PLAN TO ATTEND
                                 AND NOTE AT LEFT [ ]     THE MEETING       [ ]

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         The undersigned hereby revokes all previous proxies given by the undersigned with respect to the Company's 2001 Annual Meeting of Shareholders. This Proxy may be revoked at any time prior to a vote thereon.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Date:                                     Signature:
     ---------------------                          ----------------------------


Date:                                     Signature:
     ----------------------                         ----------------------------


                  NOTE: Please sign exactly as your name(s) appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or other similar capacity, please give full title as such. If a corporation, please print full corporation name and have authorized officer sign and indicate title. If a partnership, please print partnership name and have authorized person sign and indicate title.